    As filed with the Securities and Exchange Commission on March 25, 2005


================================================================================

                                                    1933 Act File No. 333-122276

                                                    1940 Act File No. 811-21705


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)



[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




[X]  Pre-Effective Amendment No. 3





[ ]  Post-Effective Amendment No.


          and


[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940




[X]  Amendment No. 3







                    Nuveen Tax-Advantaged Floating Rate Fund
          Exact Name of Registrant as Specified in Declaration of Trust

                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                          Vice President and Secretary
                              333 West Wacker Drive
                             Chicago, Illinois 60606
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

        Stacy H. Winick               Eric F. Fess                       Thomas A. Hale
    Bell, Boyd & Lloyd PLLC      Chapman and Cutler LLP  Skadden, Arps, Slate, Meagher & Flom LLP
1615 L Street, N.W., Suite 1200       111 W. Monroe                   333 W. Wacker Drive
     Washington, DC 20036           Chicago, IL 60603                  Chicago, IL 60606



                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==============================================================================================================================
                                                                                     Proposed Maximum
   Title of Securities Being            Amount             Proposed Maximum         Aggregate Offering       Amount of
          Registered               Being Registered     Offering Price Per Unit         Price (1)         Registration Fee (2)
------------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value     15,000,000 Shares               $15.00             $225,000,000             $26,483
==============================================================================================================================



(1) Estimated solely for the purpose of calculating the registration fee.

(2) $7062.00 of which has been previously paid.








     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registration shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities Exchange Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                  SUBJECT TO COMPLETION, DATED MARCH   , 2005

PROSPECTUS
[LOGO] NUVEEN
Investments
                                          Shares
                   Nuveen Tax-Advantaged Floating Rate Fund

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

   Portfolio Contents. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in adjustable rate non-cumulative perpetual preferred stock and other adjustable rate securities. Under normal market circumstances, the Fund expects that a significant portion of its investments will be invested in adjustable rate preferred stock
                                                  (continued on following page)

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 37.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                           Per Share Total/(3)/
                                           --------- ---------
                 Public Offering Price....  $15.000      $
                 Sales Load/(1)/..........  $ 0.675      $
                 Proceeds to the Fund/(2)/  $14.325      $

--------
(1)Certain underwriters that also may participate in any future offering of preferred securities of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Before deducting organizational and offering expenses payable by the Fund
   estimated at $           or $0.075 per common share (which includes a fund
   structuring fee payable to A.G. Edwards & Sons, Inc. estimated to be
   $           or $0.045 per common share and up to $0.03 per common share of
   other offering costs estimated to be up to $           (which includes a
   partial reimbursement of certain underwriting expenses of up to
   $          )). Nuveen Investments, LLC has agreed to pay (i) all
   organizational expenses and (ii) offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per share (or that exceed
   $      ). See "Summary of Fund Expenses," "Use of Proceeds" and
   "Underwriting."
(3)The Fund has granted the underwriters an option to purchase up to additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load and Proceeds to the Fund
   will be $          , $          , and $          , respectively. See
   "Underwriting."

   The underwriters expect to deliver the common shares to purchasers on or
   about           , 2005.

                                 -------------

             A.G. EDWARDS                     WACHOVIA SECURITIES

             NUVEEN INVESTMENTS, LLC       DEUTSCHE BANK SECURITIES

      ADVEST, INC. H&R BLOCK FINANCIAL ADVISORS, INC. FERRIS, BAKER WATTS
                                                             INCORPORATED

KEYBANC CAPITAL MARKETS LEGG MASON WOOD WALKER J.J.B. HILLIARD, W.L. LYONS, INC.
                             INCORPORATED

OPPENHEIMER & CO.        RBC CAPITAL MARKETS          STIFEL, NICOLAUS & COMPANY
                                                                    INCORPORATED

SUNTRUST ROBINSON HUMPHREY WEDBUSH MORGAN SECURITIES INC. WELLS FARGO SECURITIES

                                 -------------

                       Prospectus dated          , 2005

(continued from previous page)

issued by banks, other financial institutions or their respective holding companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its managed assets to be invested in adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks with assets generally ranging from $200 million to $10 billion. In addition, the Fund also will target an initial allocation of approximately 35% to 40% of its managed assets to be invested in adjustable rate non-cumulative perpetual preferred stock and other preferred securities issued by larger regional, money center or global banks or other financial institutions. No secondary trading market for adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks currently exists, and those securities should be considered illiquid.


   Tax-Advantaged Dividends. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of either eligibility for the "dividends received deduction," which is available to corporate shareholders and which is generally 70% of the amount of dividends received by them, or characterization as "qualified dividend income" to individuals and subject to federal taxation at the rates applicable to long-term capital gains, which for individuals currently reach a maximum of 15%. Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments--Investment Objectives and Policies" for a description of holding period requirements.


   Adviser and Subadviser. Nuveen Asset Management, the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. Spectrum Asset Management, Inc., the Fund's subadviser, will be responsible for portfolio management.

   Portfolio/Issuer Quality. Under normal market circumstances, the Fund will invest at least 90% of its managed assets in securities that, at the time of investment, (i) are rated investment grade quality, (ii) are unrated but judged by the Fund's subadviser to be of comparable quality or (iii) in the case of certain adjustable rate non-cumulative perpetual preferred stock, are unrated and determined by the Fund's subadviser to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade.

   Investment Rationale. The Board of Governors of The Federal Reserve System recently adopted changes to the methodology that banks and bank holding companies must use in determining the amount of their primary core capital. Banks and bank holding companies must be in compliance with the capital structure requirements of the new regulations by March 31, 2009. The Fund's adviser and subadviser believe that these regulations may limit the desirability of banks and bank holding companies of using more traditional forms of financing and that the issuance of preferred securities, including adjustable rate non-cumulative perpetual preferred stock, may become an attractive form of financing for banks and bank holding companies. The Fund's adviser and subadviser believe that investments in subordinated securities of companies and institutions that have financial strength within a regulated industry, such as the banking sector, offer the opportunity to achieve attractive, risk-adjusted, after-tax returns. Although there is currently no existing market for the issuance of adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banking companies, as a result of these new regulations and discussions with participants in the banking market, the Fund's adviser and subadviser believe that a significant market for such securities is likely to develop.

   The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "JFP."


   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated         , 2005, and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page 65 of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling
(800) 257-8787, by writing to the Fund or from the Fund's web site (http://www.nuveen.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                              PROSPECTUS SUMMARY
   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Tax-Advantaged Floating Rate Fund (the "Fund")
                         is a newly organized, diversified, closed-end management investment company.

The Offering..........   The Fund is offering          common shares of
                         beneficial interest at $15.00 per share through a
                         group of underwriters (the "Underwriters") led by A.G.
                         Edwards & Sons, Inc., Wachovia Capital Markets, LLC,
                         Nuveen Investments, LLC ("Nuveen"), Deutsche Bank
                         Securities Inc., Advest, Inc., H&R Block Financial
                         Advisors, Inc., Ferris, Baker Watts, Incorporated,
                         KeyBanc Capital Markets, a division of McDonald
                         Investments, Inc., Legg Mason Wood Walker,
                         Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc.,
                         Oppenheimer & Co. Inc., RBC Capital Markets
                         Corporation, Stifel, Nicolaus & Company, Incorporated,
                         SunTrust Capital Markets, Inc., Wedbush Morgan
                         Securities Inc. and Wells Fargo Securities, LLC. The
                         common shares of beneficial interest are called
                         "Common Shares" in this Prospectus. You must purchase
                         at least 100 Common Shares in this offering ($1,500).
                         The Fund has given the Underwriters an option to
                         purchase up to          additional Common Shares to
                         cover orders in excess of          Common Shares. See
                         "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per Common Share. See "Use of Proceeds."


Investment Objectives and
Policies..............   The Fund's primary investment objective is to provide
                         an attractive level of after-tax current income. The
                         Fund's secondary objective is capital preservation.
                         The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The
                         Fund's Investments" and "Risks."

Investment Rationale..   The Board of Governors of The Federal Reserve System
                         has recently adopted changes to the methodology that banks and bank holding companies must use in determining the amount of their primary core capital.
                         Banks and bank holding companies must be in compliance with the capital structure requirements of the new regulations by March 31, 2009. The Fund's adviser and subadviser believe that these regulations may limit the desirability of banks and bank holding companies of using more traditional forms of financing and that the issuance of preferred securities, including adjustable rate non-cumulative perpetual preferred stock, may become an attractive form of financing for banks and bank holding companies. The Fund's adviser and subadviser believe that investments in subordinated securities of companies and institutions that have financial strength within a regulated industry, such as the banking sector, offer the opportunity to achieve attractive, risk-adjusted, after-tax returns. Although there is currently no existing market for the issuance of adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banking companies, as a result of these new regulations and discussions with participants in the banking market, the Fund's adviser and subadviser believe that a significant market for such securities is likely to develop.


Portfolio Parameters..   Tax-Advantaged Dividends. Under normal market
                         circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify either for the "dividends received deduction" for shareholders that are taxed as corporations (which is generally 70% of the amount of dividends received by them) or treatment as "qualified dividend income" subject to federal taxation at rates applicable to long-term capital gains, that for individuals currently reach a maximum of 15% (such dividends are referred to in this Prospectus as "tax-advantaged dividends"). Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments--Investment
                         Objectives and Policies."


                         Portfolio/Issuer Quality. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by the Fund's subadviser to be of comparable quality or (iii) in the case of certain Preferred Stock (as defined below), are unrated and determined by the Fund's subadviser to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (as defined below) must be rated, at the time of investment, investment grade by one or more nationally recognized statistical rating organization ("NRSRO").


                         Portfolio Contents. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate non-cumulative perpetual preferred stock ("Preferred Stock") and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities).

                         Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions (each as defined below). As used herein, "Banking Companies" means diversified banks, regional banks and thrift and mortgage finance banks and includes commercial banks, state chartered banks, thrifts, savings and loan institutions and banks that are members of the Federal Reserve System and their respective holding companies, including mutual thrift holding companies. Also as used herein, "Other Financial Institutions" means diversified financial services companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies.


                         Initially, the Fund will target an approximate allocation of the Fund's Managed Assets as follows:

                         . 60% to 65% for investment in Preferred Stock issued by small- to mid-sized Banking Companies with assets ranging from $200 million to $10 billion ("Middle Market Banking Companies"); and


                         . 35% to 40% for investment in Preferred Stock and other preferred securities each issued primarily by larger regional, money center or global banks ("Major Banking Companies") and, to a lesser extent, by Other Financial Institutions.


                         Preferred Stock and Preferred Securities. Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will be eligible to pay tax-advantaged dividends.

                         Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as the London Interbank Offered Rate ("LIBOR"), plus a specified "spread", which is expected to differ depending on the issuer. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.


                         Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act of 1933, as amended (the "Securities Act"). It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof beginning approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.



                         The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, the Fund's subadviser is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's Investors Service, Inc. ("Moody's") or one of its affiliates and Fitch Ratings ("Fitch"). The Fund expects to obtain a quantitative default probability score and a financial strength score for each Middle Market Banking Company in which it will invest from Moody's (or one of its affiliates) and Fitch, respectively, based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. The Fund's subadviser also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. The Fund's subadviser will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

                         It is expected that initially the Fund will purchase a substantial portion of the Preferred Stock issued by Middle Market Banking Companies through Sandler O'Neill & Partners, L.P. ("Sandler"), a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Bank Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/SM/, a service mark owned by Sandler, is the marketing name used with respect to Preferred Stock issued by Middle Market Banking Companies and sold through Sandler.

                         Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major Banking Companies and, to a lesser extent, by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating.

                         Securities Issued by Other Issuers. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSRO.


                         Investment Grade Rating or Comparable Issuer
                         Characteristics. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment,
                         (i) are rated investment grade, (ii) are unrated but judged by the Fund's subadviser to be of comparable quality, as described below, or (iii) in the case of certain Preferred Stock, are unrated and determined by the

                         Fund's subadviser to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs.

                         Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade quality, the Fund's subadviser will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) the Fund's subadviser's own quantitative and qualitative analysis of such Middle Market Banking Company.


                         The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by the Fund's subadviser to be comparable to issuers of securities rated investment grade. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many of such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).


                         Other Investment Parameters. Under normal circumstances:


                         . The Fund will invest at least 25% of its Managed Assets in securities of Banking Companies and, initially, the Fund expects a substantial portion of its Managed Assets will be invested in securities of Banking Companies and Other Financial Institutions. See "The Fund's Investments--Portfolio Composition and Other Information."


                         . The Fund will maintain an average effective duration of one year or less. See "The Fund's Investments--Investment Objectives and
                             Policies--Duration" for a description of effective duration.

                         . The Fund will not invest in common stocks or inverse floating rate securities.

                         . The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers.

                         Nuveen Asset Management ("NAM"), the Fund's adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. Spectrum Asset Management, Inc. ("Spectrum"), the Fund's subadviser, will be responsible for portfolio management.

                         The Fund's net assets, including assets attributable to any FundPreferred shares (as defined below on page
                         8) that may be outstanding and the principal amount of any Borrowings (also as defined below on page 8), are called "Managed Assets."


                         During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Spectrum may deviate from the investment guidelines noted above. During such periods, the Fund may not be able to achieve its investment objectives or distribute tax-advantaged dividends. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."


Tax-Advantaged
Dividends.............   Under normal market circumstances, the Fund will
                         invest at least 80% of its Managed Assets in securities that the Fund believes will pay tax-advantaged dividends.

                         Tax-advantaged dividends received by individual shareholders who meet holding period and other requirements are taxed at long-term capital gain rates that currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to holders of Common Shares ("Common Shareholders"). For the Fund to receive tax-advantaged dividends with respect to Preferred Stock and certain other preferred securities, the Fund must hold securities paying an otherwise tax-advantaged dividend more than 90 days during the 181-day period beginning 90 days before the ex-dividend date.

                         Similar holding period requirements apply to each Common Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

                         In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax- advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares will consist solely of tax-advantaged dividends. See "Tax Matters".

Proposed Use of
Leverage..............   Following the completion of this offering, the Fund
                         intends to seek to increase Common Share net income by utilizing financial leverage by offering preferred shares of beneficial interest ("FundPreferred(R) shares") and/or by borrowing or issuing commercial paper or notes (collectively, "Borrowings") and investing the proceeds in the manner described above.
                         The Fund currently anticipates that FundPreferred shares and/or Borrowings will represent up to approximately 33% of the Fund's Managed Assets. There is no assurance that the Fund will issue FundPreferred shares or incur Borrowings.

                         There is no guarantee that the Fund's leverage strategy will be successful. See "Risks--Leverage Risk." FundPreferred shares will pay dividends based on short-term rates applicable to issuers having high grade credit quality, which will be reset frequently. Interest on Borrowings will be at a floating rate, but generally will be based on such short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments (which will primarily be based on short-term rates applicable to less creditworthy issuers and less liquid securities) exceeds the FundPreferred share dividend rate or the interest rate on any Borrowings, the investment of the proceeds of FundPreferred shares or Borrowings will generate more income than will be needed to make dividend or interest payments on FundPreferred shares or Borrowings. If so, the excess will be available to pay higher dividends to Common Shareholders.

                         Because the adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings. See "Use of Leverage."

Investment Adviser and
Subadviser............   NAM, the Fund's investment adviser, will be
                         responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage.


                         NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen Investments and its affiliates had approximately $115 billion of assets under management as of December 31, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (110) and the amount of fund assets under management (approximately $50 billion) as of December 31, 2004.


                         Spectrum, the Fund's subadviser, will be responsible for managing the Fund's Managed Assets. Spectrum, a registered investment adviser, is an independently managed wholly owned subsidiary of Principal Global Investors, LLC. Founded in 1987, Spectrum had approximately $12.5 billion in assets under management as of December 31, 2004 (which includes $5.1 billion in securities issued by Banking Companies). Spectrum specializes in the management of diversified preferred security portfolios primarily for institutional clients, including five other Nuveen closed-end funds, which had approximately $7.7 billion of managed assets as of December 31, 2004, a majority of which are managed by Spectrum. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $138 billion in combined assets worldwide as of December 31, 2004.

                         NAM and Spectrum will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                         The Fund will pay NAM an annual management fee, payable monthly, in the maximum amount of 0.90% of the Fund's average total daily Managed Assets. This maximum fee is equal to the sum of a "fund-level fee" and a "complex-level fee." The fund-level fee is a maximum of 0.70% of the Fund's average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund's daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open- end registered investment companies organized in the United States, with lower fee levels for complex-level assets that exceed $55 billion. Based on current complex-level assets of approximately $64.5 billion as of January 31, 2005, the complex-level fee would be 0.19% and the total fee to NAM would be approximately 0.89% of Managed Assets (assuming Fund Managed Assets of $500 million or less). NAM will pay a portion of that fee to Spectrum. NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through March 31, 2010), and in a declining amount for an additional three years (through March 31, 2013). For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."

Distributions..........  Commencing with the Fund's first dividend, the Fund intends to make regular monthly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund's Common Share dividend rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowing interest rates change. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. The Fund expects that, over time, the Fund will distribute all of its net investment income and net short-term capital gains (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net long-term capital gains, if any, to Common Shareholders so long as the net long-term capital gains are not necessary to pay accrued dividends on, or redeem or liquidate, any FundPreferred shares or pay interest on, or repay, any Borrowings.

                         The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. In most circumstances, distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                         the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares."
                         The trading or "ticker" symbol of the Common Shares is "JFP." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."

Custodian and Transfer
Agent.................   State Street Bank and Trust Company will serve as
                         custodian and transfer agent for the Fund. See
                         "Custodian and Transfer Agent."

Market Discount
from Net Asset Value
and Expected
Reductions in Net
Asset Value...........   Shares of closed-end investment companies frequently
                         trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and offering expenses payable by the Fund (including the fund structuring fee and up to $0.03 per Common
                         Share of other offering costs). See "Use of Proceeds,"
                         "Use of Leverage," "Risks," "Description of Shares,"
                         "Repurchase of Fund Shares; Conversion to Open-End
                         Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to
                         Open-End Fund." The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings.
                         The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Prior History.  The Fund is a newly organized,
                         diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, NASDAQ (as defined below) or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                         Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to use leverage, which magnifies the securities market risks described above. See "Use of Leverage" and "Risks--Investment and Market Risk."

                         Concentration Risk. The Fund will invest at least 25% of its Managed Assets in Banking Companies and initially expects that substantially all of its Managed Assets will be invested in Banking Companies and Other Financial Institutions. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting Banking Companies and Other Financial Institutions. Concentration of investments in the securities of Banking Companies and Other Financial Institutions includes the following risks:

                         . Banking Companies and Other Financial Institutions may themselves have concentrated portfolios, such as a high level of loans to real estate developers or borrowers in other sectors, which make them vulnerable to economic conditions that affect that sector;

                         . Changes in interest rates can adversely affect the profitability of Banking Companies and Other Financial Institutions depending on the composition of their assets and liabilities;

                         . Banking Companies and Other Financial Institutions may be affected by increased competition, which could adversely affect the profitability and viability of such companies;

                         . Banking Companies and Other Financial Institutions may suffer a setback if regulators change the rules under which they operate; and

                         . Increased cost of regulation and financial reporting may adversely affect the profitability of Banking Companies and Other Financial Institutions

                         These risks may be more pronounced for Middle Market Banking Companies than for Major Banking Companies.

                         Risks Associated with Investments in Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets in Preferred Stock issued by Middle Market Banking Companies, which involves risks including:

                         Availability Risk. No market currently exists for the issuance of Preferred Stock issued by Middle Market Banking Companies. The Fund's ability to make investments in such Preferred Stock is dependent upon the availability of a sufficient supply of Preferred Stock that meets the investment criteria established by Spectrum. Initially, the Fund expects that it will purchase a substantial portion of such Preferred Stock through Sandler, a registered broker-dealer, although the Fund has no obligation to purchase Preferred Stock from Sandler and Sandler has no obligation to sell Preferred Stock to the Fund. As a result, if Sandler is unsuccessful in originating the issuance of Preferred Stock by Middle Market Banking Companies, if Sandler does not resell such Preferred Stock to the Fund, if such Preferred Stock investments are otherwise not available for purchase by the Fund or if they are determined not to be desirable investments by the Fund, the Fund's ability to make investments in Preferred Stock of Middle Market Banking Companies may be adversely affected. Consequently, there can be no guarantee that the Fund will be able to meet its initial target allocation of Managed Assets in Preferred Stock issued by Middle Market Banking Companies within the initial invest-up period (expected to be six to eight weeks after completion of this offering), or at all. As a result, the Fund may be required to invest its Managed Assets in other Preferred Stock or other investments that do not pay rates of return that are as high as those expected to be paid on the Preferred Stock to be issued by Middle Market Banking Companies and, therefore, the Fund may not be able to achieve its investment objectives.

                         Illiquid Securities Risk. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at approximately the price at which the Fund is valuing such security. Illiquid securities involve the risk that the securities will not be able to be sold at times desired by the Fund or at prices approximating the value at which the Fund is valuing the securities. Secondary markets for relatively illiquid securities, to the extent that they develop, tend to be more volatile than markets for more liquid securities and may have irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

                         Valuation Risk.   The Fund will use an independent
                         pricing service to value the Preferred Stock issued by Middle Market Banking Companies, which generally is expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of Preferred Stock of Middle Market Banking Companies, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the Preferred Stock, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the Middle Market Banking Company, based on an evaluation of its financial condition and regulatory filings and
                         (iii) transactions in securities comparable to such Preferred Stock and various relationships between securities that are recognized by institutional traders. The Fund will use another fair value methodology if the independent pricing service is unable to provide a price for a Preferred Stock issued by a Middle Market Banking Company, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures.

                         In addition, no market currently exists for Preferred Stock issued by Middle Market Banking Companies. There can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such Preferred Stock, which in turn may adversely affect the ability of the Fund to sell such Preferred Stock at times or prices desired by the Fund.


                         Middle Market Banking Company Preferred Stock Rating Risk. In determining whether an unrated Preferred Stock issued by a Middle Market Banking Company is an appropriate investment for the Fund, Spectrum will seek to determine whether the default probability and financial strength characteristics of the Middle Market Banking Company are comparable to those of issuers of securities rated investment grade. Spectrum will consider the default probability score obtained from Moody's (or one of its affiliates) and the financial strength score obtained from Fitch, as well as its own quantitative and qualitative analysis of the Middle Market Banking Company, in making such a determination. However, such a determination by Spectrum with respect to each Middle Market Banking Company is not the equivalent of an investment grade rating by an NRSRO of the Preferred Stock issued by the Middle Market Banking Company. In addition, such an assessment of an issuer by Moody's (or one of its affiliates) or Fitch also is not the equivalent of an investment grade rating of a particular security and only provides an indication of the default probability risk associated with the securities issued by a Middle Market Banking Company. It does not take into account the junior position of such Preferred Stock in the capital structure of the issuer or the severity of loss in the event of a default. In making such assessments, Moody's (or one of its affiliates) and Fitch will not perform a qualitative analysis of the Middle Market Banking Company. Rather, the assessments made by Moody's (or one of its affiliates) and Fitch will be based solely on a proprietary quantitative analysis of the Middle Market Banking Company. As a result, the assessments received from Moody's (or one of its affiliates) and Fitch may not be as useful as a NRSRO letter rating would be in evaluating the credit quality of the Preferred Stock issued by Middle Market Banking Companies in which the Fund invests. It is likely that if Moody's or Fitch were to rate such Preferred Stock, they would rate many of them as below investment grade.


                         Risks From Market Changes. The Fund may not be able to make future purchases of Preferred Stock with rates of return that are as attractive as the rates of return on the Preferred Stock that the Fund initially intends to purchase. While a liquid secondary market does not currently exist for Preferred Stock issued by Middle Market Banking Companies, if the market were to become more liquid and efficient over time, it is possible that the dividend rate or "spread" over LIBOR that a Middle Market Banking Company would pay with respect to future issuances of Preferred Stock would decrease as the market becomes more liquid and efficient. This means that the Fund may receive a lower rate of return on subsequent investments in Preferred Stock issued by Middle Market Banking Companies.

                         Possible Future Diminution of Net Asset Value. To the extent that the Fund buys Preferred Stock or other securities at a premium to par and then holds such Preferred Stock or other securities until such time as they become redeemable at an amount less than the purchase price, the market value of the Preferred Stock or other securities to the extent that it exceeds the redemption price will tend to decline toward the redemption price which will cause the Fund's net asset value to decline at that time. The market value may in fact decline prior to such time in anticipation of such future lower redemption price.

                         Other Risks Associated with Investments in Preferred Stock and Other Preferred Securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, which involves risks including:


                         Redemption Rights. An issuer typically may redeem its Preferred Stock and preferred securities from time to time at predetermined redemption prices. It is expected that the Preferred Stock issued by Middle Market Banking Companies in which the Fund initially may invest may be redeemed by the issuer thereof beginning approximately five years after their issuance at predetermined redemption prices that include a premium over the liquidation value of the Preferred Stock, which premium will decrease over time. In addition, the average call protection of the Fund's Managed Assets allocated to Preferred Stock of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years. Any such redemption of Preferred Stock or other preferred securities held by the Fund may negatively impact the performance of the Fund if it is unable to invest the proceeds received from such redemption in securities paying comparable rates of return.

                         Limited Voting Rights. Generally, holders of Preferred Stock (such as the Fund) have no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time preferred security holders may elect a number of directors to the issuer's board. Generally, once dividends have been paid for a specified period of time, the holders of Preferred Stock no longer have voting rights, and the term of office of such directors will terminate.

                         Non-Cumulative Nature of Preferred Stock and Preferred Securities. The Preferred Stock in which the Fund may invest is, and certain of the preferred securities in which the Fund may invest may be, non-cumulative. This means that at any given time, the holder of the Preferred Stock or other non-cumulative preferred securities would only have a claim for the dividends for the immediate period, if and to the extent declared by the board of directors of the issuer, without other recourse (other than if dividends have been in arrears for a specified number of periods, at which time the holder may elect a number of directors to the issuer's board as noted above).

                         Credit Risk; Subordination. Credit risk is the risk that a security in the Fund's portfolio will decline in price or that the issuer of such security will fail to make dividend or interest payments when due because of a decline in its financial status. The Preferred Stock and other preferred securities in which the Fund may invest are typically subordinated to bonds and other debt instruments in a company's capital structure, and therefore will be subject to greater credit risk than those debt instruments.

                         Interest Rate Risk. Interest rate risk is the risk that fixed rate securities (including certain preferred securities) will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Any investment by the Fund in such securities will mean that the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. The Advisers expect the Fund's policy of investing at least 80% of its Managed Assets in adjustable rate securities will make its net asset value less volatile and less sensitive to changes in market interest rates than if the Fund invested more in longer-term, fixed rate obligations. However, because interest rates on most adjustable rate securities in which the Fund will invest typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value.

                         Tax Risk. The Fund's investment program and tax treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends, which would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition, it could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "Tax Matters."

                         Non-U.S. Issuer Risk. The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Spectrum may not be able to sell the Fund's portfolio securities at times, in amounts, or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company's assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside such non-U.S. countries due to blockages of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return.


                         Leverage Risk. The Fund's use of leverage through the issuance of FundPreferred shares or Borrowings creates an opportunity for increased Common Share net income but also creates special risks for Common Shareholders, including the major risks listed below. In addition, there is no assurance that the Fund's leveraging strategy, if utilized, will be successful. Recent clarifications to U.S. generally accepted accounting principles relating to the treatment of auction rate securities (like FundPreferred shares) could negatively impact the buying interest in such securities of certain potential purchasers. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating, typically on behalf of customers, in FundPreferred share auctions) and Borrowings.


                         Leverage creates two major types of risks for Common
                           Shareholders:

                         . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of FundPreferred shares or Borrowings, are borne entirely by the Common Shareholders; and

                         . the possibility either that (i) Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on any Borrowings rises and there is no corresponding increase, or a lagging increase, in the interest rates on investments in the Fund's portfolio, or
                             (ii) Common Share income will fluctuate to a greater extent than if the Fund was not leveraged because the dividend rate on FundPreferred shares or the interest rate on any Borrowings varies. Because adjustable rate securities in which the Fund will invest and the Fund's FundPreferred shares and

                            Borrowings generally pay interest or dividends
                             based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

                         If the Fund seeks an investment grade rating from a NRSRO for any FundPreferred shares, commercial paper or notes issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the Investment Company Act of 1940 (the "1940 Act") may be imposed in connection with the issuance of such a rating. Any lender from which the Fund borrows may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

                         Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

                         Anti-Takeover Provisions. The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the issuance of FundPreferred shares in an amount equal to 33% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

      Shareholder Transaction Expenses/(1)(2)/
      Sales Load Paid by You (as a percentage of offering price) 4.50%
      Dividend Reinvestment Plan Fees........................... None/(3)/

                                                    Percentage of Net
                                                   Assets Attributable
                                                 to Common Shares/(5)(6)/
                                                 -----------------------
       Annual Expenses
       Management Fees:
          Fund-Level Fee........................           1.04%
          Complex-Level Fee/(4)/................           0.30%
       Other Expenses...........................           0.30%
       Interest Payments on Borrowings..........           None
                                                          -----
       Total Annual Expenses....................           1.64%
       Fee and Expense Reimbursement (Years 1-5)          (0.45)%/(7)/
                                                          -----
       Total Net Annual Expenses (Years 1-5)....           1.19%/(7)/
                                                          =====

--------
(1)Total expenses of the Common Share offering payable by the Fund are
   estimated to be $       or $0.075 per Common Share (which includes a fund
   structuring fee payable to A.G. Edwards & Sons, Inc. estimated to be $
   or $0.045 per Common Share and up to $0.03 per Common Share of other
   offering costs estimated to be up to $      ) See "Underwriting." Nuveen has
   agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per
   Common Share (or that exceed $      ).

(2)If the Fund utilizes leverage through the issuance of FundPreferred shares, costs associated therewith will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of FundPreferred shares in the amount equal to 33% of the Fund's Managed Assets (after issuance), the offering costs thereof are estimated to be approximately $0.11 per Common Share (0.80% of the estimated proceeds from the Fund's Common Share offering, after deducting offering costs).

(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.
(4)At the highest breakpoint. Based on complex-level assets of $64.5 billion as of January 31, 2005, the fee would be 0.28% assuming the issuance of FundPreferred shares or Borrowings and 0.19% assuming no issuance of FundPreferred shares or Borrowings. See "Management of the Fund--Investment Management Agreement."
(5)The Fund, as an alternative to issuing FundPreferred shares, may utilize leverage through Borrowings. Assuming that the Fund utilizes leverage through Borrowings in an amount equal to 33% of the Fund's Managed Assets, it is estimated that, as a percentage of net assets attributable to Common Shares, the Fund-Level Management Fee would be 1.04%, Complex-Level Management Fee would be 0.30%, Other Expenses would be 0.30%, Interest Payments on Borrowings (assuming an interest rate of 3.50%, which interest rate is subject to change based on prevailing market conditions) would be 1.72%, Total Annual Expenses would be 3.36% and Total Net Annual Expenses would be 2.91%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $78, $136, $196 and $374, respectively.

(6)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of FundPreferred shares or Borrowings, the Fund's expenses would be estimated to be as follows:

                                                     Percentage of Net
                                                    Assets Attributable
                                                     to Common Shares
                                                    -------------------
         Annual Expenses:
         Management Fees:
            Fund-Level Fees........................         0.70%
            Complex-Level Fees/(4)/................         0.20%
         Other Expenses............................         0.20%
         Interest Payments on Borrowings...........         None
                                                           -----
         Total Annual Expenses.....................         1.10%
         Fees and Expense Reimbursement (Years 1-5)        (0.30)%/(7)/
                                                           -----
         Total Net Annual Expenses (Years 1-5).....         0.80%/(7)/
                                                           =====

(7)NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets for the first 5 full years of the Fund's operations, 0.22% of average daily Managed Assets in year 6, 0.14% in year 7 and 0.07% in year 8. Assuming the issuance of FundPreferred shares or Borrowings in an aggregate amount equal to 33% of the Fund's Managed Assets (including the aggregate amount obtained from leverage) and calculated as a percentage of net assets attributable to Common Shares, those amounts would be 0.45% for the first 5 full years, 0.33% in year 6, 0.21% in year 7 and 0.10% in year 8. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.64% of average daily net assets attributable to Common Shares (or, assuming no issuance of FundPreferred shares or Borrowings, 1.10% of average daily net assets).


   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 15,000,000 Common Shares. If the Fund issues fewer Common Shares in this offering, estimated expenses could be higher, which could adversely affect the investment performance of the Fund. See "Management of the Fund" and "Dividend Reinvestment Plan."


   The following example illustrates the expenses (including (i) the sales load of $45, (ii) the estimated offering expenses of this offering payable by the Fund of $5, and (iii) the estimated FundPreferred share offering costs assuming FundPreferred shares are issued representing 33% of the Fund's Managed Assets (after issuance) in an aggregate amount of $7) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.19% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.64% in years 9 and 10 and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $68     $93    $119       $213

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)Assumes reimbursement of fees and expenses of 0.22% of average daily Managed Assets in year 6, 0.14% in year 7 and 0.07% in year 8. NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013. See footnote 7 above and "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 29, 2004, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($         if the Underwriters exercise the over-allotment option
in full) after giving effect to the sales load and after payment of the estimated offering costs payable by the Fund, which are estimated to be
$         or $0.075 per Common Share (which includes a fund structuring fee
estimated to be $         or $0.045 per Common Share and up to $0.03 per Common
Share of other offering costs estimated to be up to $        ). Nuveen has
agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per Common
Share (or that exceed $      ). The Fund will invest the net proceeds of the
offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Preferred Stock and other securities that meet the Fund's investment objectives and policies within approximately six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income. There can be no assurance that the Fund's investment objectives will be achieved.

   Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies (defined as Banking Companies with assets ranging from $200 million to $10 billion); however, no more than 70% of the Fund's Managed Assets may be invested in such Preferred Stock. The Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in Preferred Stock and other preferred securities each issued primarily by Major Banking Companies (defined as larger regional, money center or global banks) and, to a lesser extent, by Other Financial Institutions (defined as diversified financial service companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies).

   Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. Tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates that for individuals currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. For the Fund to receive tax-advantaged dividends with respect to Preferred Stock and certain other preferred securities, the Fund must hold securities paying an otherwise tax-advantaged dividend more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

   In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares will consist solely of tax-advantaged dividends.

   Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade quality, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having a default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade.

   The Fund's policies of investing at least 80% of its Managed Assets in (i) adjustable rate Preferred Stock and other securities and (ii) securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends are not considered fundamental and can be changed without a vote of the Common Shareholders. However, these policies may only be changed by the Fund's Board of Trustees following the provision of 60 days prior written notice to Common Shareholders. For purposes of the 80% test in (i) above, adjustable rate Preferred Stock and other securities include fixed rate securities for which the Fund has entered into one or more interest rate swap transactions to effectively convert those securities into adjustable rate instruments. See "Hedging and Derivatives Transactions."

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Fund Management

   NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation, including the use of leverage.

   NAM will oversee Spectrum in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Spectrum's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors. NAM also will oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

   See "Management of the Fund."

Investment Rationale


   The Board of Governors of The Federal Reserve System has recently adopted changes to the methodology that banks and bank holding companies must use in determining the amount of their primary core capital. Specifically, beginning in March 2009, banks and bank holding companies will be required to deduct goodwill (net of any deferred tax liability) from core capital elements. NAM and Spectrum believe that these new regulations may limit the desirability of banks and bank holding companies of using more traditional forms of financing and that the issuance of preferred securities, including Preferred Stock, may become an attractive form of financing for banks and bank holding companies. NAM and Spectrum believe that investments in subordinated securities of companies and institutions that have financial strength within a regulated industry, such as the banking sector, offer the opportunity to achieve attractive, risk-adjusted, after-tax returns. Although there is currently no existing market for the issuance of Preferred Stock by Middle Market Banking Companies, as a result of these new regulations and discussions with participants in the banking market, NAM and Spectrum believe that a significant market for such securities is likely to develop.


Spectrum Investment Philosophy

   Spectrum's investment philosophy with respect to Preferred Stock and other preferred securities is centered on several underlying themes:

  . High levels of current income are the primary return contributor to the total return potential of Preferred Stock and other preferred securities.

  . Investing in the subordinated preferred securities of stronger, high quality issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.


  . Preferred Stock and other preferred securities of investment grade quality with investment grade financial strength or default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade, supported further by acceptable cumulative historical default experience for their industry, can over time, present attractive risk/return opportunities.


  . Diversifying across a large number of different issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company.

  . Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

Portfolio Composition and Other Information

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Preferred Stock and Preferred Securities. Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will pay tax-advantaged dividends.

   Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as LIBOR, plus a specified spread, which is expected to differ depending on the issuer and the market for the issuer's adjustable rate securities at the time of their issuance. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.


   Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act. It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof beginning approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.


   The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's (or one of its affiliates) and Fitch, each a NRSRO. The Fund expects to obtain a quantitative default probability score from Moody's (or one of its affiliates) and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.


   It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by Middle Market Banking Companies through Sandler, a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/SM/ is the marketing name used with respect to Preferred Stock issued by Middle Market Banking Companies and sold through Sandler. Nuveen and Spectrum have entered into a letter agreement (the "Letter Agreement") with Sandler pursuant to which Sandler has agreed that during the term of the Letter Agreement, it will, subject to certain exceptions, generally offer first to Nuveen and Spectrum on behalf of the Fund the Preferred Stock of Middle Market Banking Companies issued through Sandler. In turn, Nuveen and Spectrum, on behalf of the Fund, have agreed to recommend and purchase all Preferred Stock offered by Sandler, subject to certain conditions relating to the price and terms of such Preferred Stock, the creditworthiness of the applicable Middle Market Banking Company and whether such Preferred Stock is an appropriate addition to the Fund's portfolio. The Letter Agreement also contains customary confidentiality and exclusivity provisions and terminates on December 31, 2005.

   Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major

Banking Companies and, to a lesser extent, by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating. The average call protection of the Fund's Managed Assets allocated to Preferred Stock and preferred securities of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years.

   Other Preferred Securities. The preferred securities in which the Fund may invest include cumulative or non-cumulative preferred securities, perpetual or term preferred securities, trust preferred securities, REIT preferred securities and securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or such other preferred securities), subject to the limitation that at least 80% of the Fund's Managed Assets will be invested in adjustable rate securities and at least 80% of the Fund's Managed Assets will be invested in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.

   Preferred securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or other preferred securities) are expected to be similar in nature to their underlying securities, and in most circumstances, the special purpose vehicle pool will be required to be treated as transparent for federal income tax purposes such that the holder is treated as owning beneficial interests in the underlying securities. The trust preferred securities in which the Fund may invest may be treated as debt for federal income tax purposes. Income paid with respect to such trust preferred securities would not qualify for the "dividends received deduction" or treatment as "qualified dividend income" and thus would be taxable at ordinary income tax rates. Trust preferred securities as currently structured typically are issued by a special purpose trust subsidiary backed by subordinated debt of a parent. These securities typically bear a market coupon rate comparable to interest rates available on subordinated debt securities of a similarly rated company. REIT preferred securities are issued by real estate investment trusts and, like the trust preferred securities, do not qualify for the "dividends received deduction" or treatment as "qualified dividend income." New trust preferred securities structures may be developed (including special purpose vehicles that own Preferred Stock) in which payments on such trust preferred securities could be tax-advantaged.

   Securities Issued by Other Issuers. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSRO.


   Investment Grade Rating or Comparable Issuer Characteristics. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade,
(ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade, Spectrum will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) Spectrum's own quantitative and qualitative analysis of such Middle Market Banking Company.



   The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by Spectrum to be comparable to issuers of securities rated investment grade. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).



   The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's (or one of its affiliates) and Fitch, each a NRSRO. The Fund expects to obtain a quantitative default probability score and a financial strength score for each Middle Market Banking Company in which it will invest from Moody's (or one of its affiliates) and Fitch, respectively, based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.


   For additional information on these securities, see the Statement of Additional Information.

   Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

   Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

   U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds

(generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury,
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Spectrum determines that the credit risk with respect to such obligations is minimal.

   The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

   Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

   Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

   Securities Issued by Non-U.S. Issuers. The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of non-U.S. Middle Market Banking Companies. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

   When-Issued and Delayed Delivery Transactions.   The Fund may buy and sell
securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

   No Common Stock or Inverse Floating Rate Securities.   The Fund will not
invest in common stock or inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

   Portfolio Composition. Based upon current market conditions, the Fund anticipates that substantially all of the net proceeds from this offering will be invested according to the Fund's current investment plan within six to eight weeks following the completion of this offering, depending on the availability of appropriate investment opportunities consistent with the Fund's investment objectives and other market conditions.

   Hedging and Derivatives Transactions.   The Fund may use derivatives or
other transactions for the purpose of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging or portfolio management purposes, may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value. See "Risks--Hedging and Derivatives Risk," "Hedging and Derivatives Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on derivatives transactions.

   Illiquid Securities. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially, is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. In addition, other securities in which the Fund may invest also may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its designee.

   Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period.   During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares and/or Borrowings are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval by the Board of Trustees of the Fund, Spectrum may deviate from its investment guidelines discussed herein.

   Other Investment Companies.   The Fund may invest up to 10% of its Managed
Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (including the special purpose vehicle pools discussed herein) that invest primarily in securities of the types in which the Fund may invest directly. With respect to special purpose vehicle pools of Preferred Stock and preferred securities, the Fund may invest in such pools without limitation to the extent the Fund may invest in Preferred Stock or preferred securities. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

   Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, and it was in the best interests of the Fund to do so, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

   Duration. The Fund will maintain an average effective duration of one year or less. Duration is a measure of the price volatility of Preferred Stock and preferred securities as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with shorter duration.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 25% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Spectrum, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, high portfolio turnover may result in the loss of qualifications for the "dividends received deduction" or "qualified dividend income" treatment to the extent that holding period requirements are not met. See "Tax Matters."

                                USE OF LEVERAGE

   Following the completion of this offering, the Fund intends to seek to increase Common Share net income by issuing FundPreferred shares and/or Borrowings and investing the proceeds in the manner described herein. The Fund's Board of Trustees has authorized an offering of FundPreferred shares representing up to approximately 33% of the Fund's Managed Assets that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. The amount of outstanding FundPreferred shares may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Unless and until the Fund uses leverage, this section will not apply.

   Because adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

   The Fund intends to apply for ratings from a NRSRO (most likely S&P, Moody's and/or Fitch) for any FundPreferred shares and commercial paper or notes it may issue. The Fund anticipates that any FundPreferred shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as S&P ("AA"), Moody's ("Aa") or Fitch ("AA").

   FundPreferred shares and Borrowings will each have seniority over the Common Shares. The issuance of FundPreferred shares and/or use of Borrowings will leverage the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

   Changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds from the issuance of FundPreferred shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NAM (and to Spectrum) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the issuance of FundPreferred shares and Borrowings.

   Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund's trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for FundPreferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

   Assuming the utilization of leverage by issuing FundPreferred shares in an amount currently anticipated to represent up to approximately 33% of the Fund's Managed Assets, at a dividend or payment rate of 3.50% payable on such leverage, the income generated by the Fund's portfolio (net of non-leverage expenses) must exceed 0.80% in order to cover such dividend payments or payment rates and other expenses specifically related to FundPreferred shares. Of course, these numbers are merely estimates, used for illustration. Actual dividend or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of FundPreferred shares representing 33% of the Fund's Managed Assets, and the Fund's currently projected annual dividend rate or payment rate set by an interest rate transaction of 3.50%. See "Risks--Leverage Risk."

Assumed Portfolio Total Return (Net of Expenses) (10.00)% (5.00)%  0.00%  5.00% 10.00%
Common Share Total Return....................... (16.65)% (9.19)% (1.72)% 5.74% 13.20%

   Common Share total return is comprised of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

                     HEDGING AND DERIVATIVES TRANSACTIONS

   The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings, for portfolio management purposes (e.g., to effectively convert fixed rate securities into adjustable rate instruments) or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

   The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes or for portfolio management purposes, may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value. For a complete discussion of these derivative securities and other derivative securities that the Fund may enter into, see the Statement of Additional Information.

   There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Spectrum's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging and Derivatives Risk."

   Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to effectively convert fixed rate securities to adjustable rate instruments or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

   Credit Default Swaps. The Fund may purchase credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

   Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

   The Fund may use interest rate swaps for risk and portfolio management purposes only, including to effectively convert fixed rate securities into adjustable rate instruments, and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Spectrum is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

   Other Hedging and Derivatives Transactions. The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging and derivatives transactions.

   Interest Rate Transactions. The Fund expects that the Fund's portfolio investments in adjustable rate securities will serve as a partial hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings.

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

   The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, NASDAQ or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to use leverage, which magnifies the securities market risks described above. See "Use of Leverage."

Concentration Risk

   The Fund will invest at least 25% of its Managed Assets in Banking Companies and initially expects that substantially all of its Managed Assets will be invested in Banking Companies and Other Financial Institutions. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting Banking Companies and Other Financial Institutions.

   Banking Companies include commercial banks, state chartered banks, thrifts, savings and loan institutions and banks that are members of the Federal Reserve System and their respective holding companies, including mutual thrift holding companies. Other Financial Institutions include diversified financial services companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies. Concentration of investments in the securities of Banking Companies and Other Financial Institutions includes the following risks:

  . Banking Companies and Other Financial Institutions may themselves have concentrated portfolios, such as a high level of loans to real estate developers or borrowers in other sectors, which make them vulnerable to economic conditions that affect that sector;

  . Changes in interest rates can adversely affect the profitability of Banking Companies and Other Financial Institutions depending on the composition of their assets and liabilities;

  . Banking Companies and Other Financial Institutions may be affected by increased competition, which could adversely affect the profitability and viability of such companies;

  . Banking Companies and Other Financial Institutions may suffer a setback if regulators change the rules under which they operate; and

  . Increased cost of regulation and financial reporting may adversely affect the profitability of Banking Companies and Other Financial Institutions.

   These risks may be more pronounced for Middle Market Banking Companies than for Major Banking Companies.

Risks Associated with Investments in Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets in Preferred Stock issued by Middle Market Banking Companies, which involves risks including:

   Availability Risk. No market currently exists for the issuance of Preferred Stock issued by Middle Market Banking Companies. The Fund's ability to make investments in such Preferred Stock is dependent upon the availability of a sufficient supply of Preferred Stock that meets the investment criteria established by Spectrum. Initially, the Fund expects that it will purchase a substantial portion of such Preferred Stock through Sandler, a registered broker-dealer, although the Fund has no obligation to purchase Preferred Stock from Sandler and Sandler has no obligation to sell Preferred Stock to the Fund. As a result, if Sandler is unsuccessful in originating the issuance of Preferred Stock by Middle Market Banking Companies, if Sandler does not resell such Preferred Stock to the Fund, if such Preferred Stock investments are otherwise not available for purchase by the Fund or if they are determined not to be desirable investments by the Fund, the Fund's ability to make investments in Preferred Stock of Middle Market Banking Companies may be adversely affected. Consequently, there can be no guarantee that the Fund will be able to meet its initial target allocation of Managed Assets in Preferred Stock issued by Middle Market Banking Companies within the initial invest-up period (expected to be six to eight weeks after completion of this offering), or at all. As a result, the Fund may be required to invest its Managed Assets in other Preferred Stock or other investments that do not pay rates of return that are as high as those expected to be paid on the Preferred Stock to be issued by Middle Market Banking Companies and, therefore, the Fund may not be able to achieve its investment objectives.

   Illiquid Securities Risk. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at approximately the price at which the Fund is valuing such security. Illiquid securities involve the risk that the securities will not be able to be sold at times desired by the Fund or at prices approximating the value at which the Fund is valuing the securities. Secondary markets for relatively illiquid securities, to the extent that they develop, tend to be more volatile than markets for more liquid securities and may have irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

   Valuation Risk. The Fund will use an independent pricing service to value the Preferred Stock issued by Middle Market Banking Companies, which is generally expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of Preferred Stock of Middle Market Banking Companies, such pricing service will consider
(i) the characteristics of, and fundamental analytical data relating to, the Preferred Stock, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the Middle Market Banking Company, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such Preferred Stock and various relationships between securities that are recognized by institutional traders. The Fund will use another fair value methodology if the independent pricing service is unable to provide a price for a Preferred Stock issued by a Middle Market Banking Company, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures.

   In addition, no market currently exists for Preferred Stock issued by Middle Market Banking Companies. There can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such Preferred Stock, which in turn may adversely affect the the ability of the Fund to sell such Preferred Stock at times or prices desired by the Fund.

   Middle Market Banking Company Preferred Stock Rating Risk. In determining whether an unrated Preferred Stock issued by a Middle Market Banking Company is an appropriate investment for the Fund, Spectrum will seek to determine whether the default probability and financial strength characteristics of the Middle Market Banking Company are comparable to those of issuers of securities rated investment grade quality. Spectrum will consider the default probability score obtained from Moody's (or one of its affiliates) and the financial strength score obtained from Fitch, as well as its own quantitative and qualitative analysis of the Middle Market Banking Company, in making such a determination. However, such a determination by Spectrum with respect to each Middle Market Banking Company is not the equivalent of an investment grade rating by an NRSRO of the Preferred Stock issued by the Middle Market Banking Company. In addition, such an assessment of an issuer by Moody's (or one of its affiliates) or Fitch also is not the equivalent of an investment grade rating of a particular issuer and only provides an indication of the default probability risk associated with the securities issued by a Middle Market Banking Company. It does not take into account the junior position of such Preferred Stock in the capital structure of the issuer or the severity of loss in the event of a default. In making such assessments, Moody's (or one of its affiliates) and Fitch will not perform a qualitative analysis of the Middle Market Banking Company. Rather, the assessments made by Moody's (or one of its affiliates) and Fitch will be based solely on a proprietary quantitative analysis of the Middle Market Banking Company. As a result, the assessments received from Moody's (or one of its affiliates) and Fitch may not be as useful as a NRSRO letter rating would be in evaluating the credit quality of the Preferred Stock issued by Middle Market Banking Companies in which the Fund invests. It is likely, that if Moody's or Fitch were to rate such Preferred Stock, they would rate many of them as below investment grade.

   Risks From Market Changes. The Fund may not be able to make future purchases of Preferred Stock with rates of return that are as attractive as the rates of return on the Preferred Stock that the Fund initially intends to purchase. While a liquid secondary market does not currently exist for Preferred Stock issued by Middle Market Banking Companies, if the market were to become more liquid and efficient over time, it is possible that the dividend rate or "spread" over LIBOR that a Middle Market Banking Company would pay with respect to future issuances of Preferred Stock would decrease as the market becomes more liquid and efficient. This means that the Fund may receive a lower rate of return on subsequent investments in Preferred Stock issued by Middle Market Banking Companies.

   Possible Future Diminution of Net Asset Value. To the extent that the Fund buys Preferred Stock or other securities at a premium to par and then holds such Preferred Stock or other securities until such time as they become redeemable at an amount less than the purchase price, the market value of the Preferred Stock or other securities to the extent that it exceeds the redemption price will tend to decline toward the redemption price which will cause the Fund's net asset value to decline at that time. The market value may in fact decline prior to such time in anticipation of such future lower redemption price.


Other Risks Associated with Investments in Preferred Stock and Other Preferred Securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, which involves risks including:


   Redemption Rights. An issuer typically may redeem its Preferred Stock and preferred securities from time to time at predetermined redemption prices. It is expected that the Preferred Stock issued by Middle Market Banking Companies in which the Fund initially may invest may be redeemed by the issuer thereof beginning approximately five years after their issuance at predetermined redemption prices that include a premium over the liquidation value of the Preferred Stock, which premium will decrease over time. In addition, the average call protection of the Fund's Managed Assets allocated to Preferred Stock of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years. Any such redemption of Preferred Stock or other preferred securities held by the Fund may negatively impact the performance of the Fund if it is unable to invest the proceeds received from such redemption in securities paying comparable rates of return.

   Limited Voting Rights. Generally, holders of Preferred Stock (such as the
Fund) have no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time preferred security holders may elect a number of directors to the issuer's board. Generally, once dividends have been paid for a specified period of time, the holders of Preferred Stock no longer have voting rights, and the terms of office of such directors will terminate.

   Non-Cumulative Nature of Preferred Stock and Preferred Securities. The Preferred Stock in which the Fund may invest is, and certain of the preferred securities in which the Fund may invest may be, non-cumulative. This means that at any given time, the holder of the Preferred Stock or other non-cumulative preferred securities would only have a claim for the dividends for the immediate period, if and to the extent declared by the board of directors of the issuer, without other recourse (other than if dividends have been in arrears for a specified number of periods, at which time the holder may elect a number of directors to the issuer's board as noted above).

Credit Risk; Subordination

   Credit risk is the risk that a security in the Fund's portfolio will decline in price or that the issuer of such security will fail to make dividend or interest payments when due because of a decline in its financial status. The Preferred Stock and other preferred securities in which the Fund may invest are typically subordinated to bonds and other debt instruments in a company's capital structure, and therefore will be subject to greater credit risk than those debt instruments.

Interest Rate Risk

   Interest rate risk is the risk that fixed rate securities (including certain preferred securities) will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Any investment by the Fund in such securities will mean that the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. The Advisers expect the Fund's policy of investing at least 80% of its Managed Assets in adjustable rate securities will make its net asset value less volatile and less sensitive to changes in market interest rates than if the Fund invested more in longer-term, fixed rate obligations. However, because interest rates on most adjustable rate securities in which the Fund will invest typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value.

Tax Risk

   The Fund's investment program and tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends which would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition, it could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Non-U.S. Issuer Risk

   The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Spectrum may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the non-U.S. company or its assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside such non-U.S. countries due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return.

   Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include higher volatility of the net asset value of the Common Shares, the likelihood of more volatility in the market value of the Common Shares and the possibility either that the Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on Borrowings rises and there is no corresponding increase, or a lagging increase, in the interest rates on investments in the Fund's portfolio, or that Common Share income will fluctuate to a greater extent than if the Fund was not leveraged because the dividend rate on FundPreferred shares or the interest rate on Borrowings varies.


   So long as the Fund is able to realize a higher net return on its investment portfolio than the cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower Common Share net income than if the Fund were not so leveraged. There can be no assurance that the Fund's leveraging strategy, if utilized, will be successful. Recent clarifications to U.S. generally accepted accounting principles relating to the treatment of auction rate securities (like FundPreferred shares) could negatively impact the buying interest in such securities of certain potential purchasers. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating, typically on behalf of customers, in FundPreferred share auctions) and Borrowings.


   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the use of leverage by the Fund will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any FundPreferred shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs payable by the Fund. The net asset value of the Common Shares will also be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Hedging and Derivatives Risk

   The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that Spectrum's judgment in this respect will be correct. Consequently, the use of derivatives transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not utilized derivatives. In addition, no assurance can be given that the Fund will enter into hedging or derivatives transactions at times or under circumstances in which it would be advisable to do so.

Counterparty Risk

   The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Repurchase Agreement Risk

   With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates and interest rates on Borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund's portfolio, would reduce returns to Common Shareholders. Inflation risk is mitigated to a certain degree by the Fund's investments in Preferred Stock and other adjustable rate securities because increases in inflation have historically been accompanied by increases in the adjustable rates of dividends of such securities.

Deflation Risk

   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Spectrum and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain securities and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund--Investment Adviser and Subadviser."

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadviser

   NAM will be responsible for the Fund's overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for the ongoing monitoring of Spectrum, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


   NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $115 billion of assets under management as of December 31, 2004. Nuveen Investments is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



   On March 25, 2005, Nuveen Investments and St. Paul Travelers announced that St. Paul Travelers is implementing a three-part program to sell its equity interest in Nuveen Investments. St. Paul Travelers will sell approximately 39.6 million shares of Nuveen Investments through a public secondary offering. Nuveen Investments intends to repurchase $600 million (at the price of the secondary offering, net of underwriters' discount) of its shares from St. Paul Travelers. Additionally, St. Paul Travelers will enter into forward sale agreements with affiliates of Merrill Lynch and Morgan Stanley with respect to its remaining equity interest in Nuveen Investments. The objective of the transactions is for St. Paul Travelers to sell its entire interest in Nuveen Investments, resulting in Nuveen Investments becoming a fully independent, publicly traded company. The completion of the three-part program could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreement between NAM and Spectrum, which would result in the automatic termination of each agreement. Prior to the completion of the three-part program, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement and investment sub-advisory agreement. If approved by the Board, the new ongoing agreements would be presented to the Fund's shareholders for approval, and would take effect upon such approval. There can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell all or any of its shares in Nuveen Investments or that necessary shareholder approvals will be obtained.

   Spectrum, 2 High Ridge Park, Stamford, Connecticut 06905, a registered investment adviser, is the Fund's subadviser responsible for portfolio management. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum commenced operations in 1987 and had approximately $12.5 billion in assets under management as of December 31, 2004 (which includes $5.1 billion in securities issued by Banking Companies).

   A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and
L. Phillip Jacoby, IV is responsible for investing the Fund's Managed Assets. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum and was a founder of Spectrum in 1987. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Sussman has been with Spectrum since 1995. Mr. Jacoby is a Senior Vice President of Spectrum and has been with Spectrum since 1995. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund. See "The Fund's Investments--Investment Philosophy and Process."


   Spectrum may act as broker for the Fund in connection with the purchase or sale of Preferred Stock or other preferred securities by or to the Fund if and to the extent permitted by policies and procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NAM and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.



Investment Management Agreement



   Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.



   Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:



          Fund-Level Average Daily Managed Assets Fund-Level Fee Rate
          --------------------------------------- -------------------
                Up to $500 million...............       0.7000%
                $500 million to $1 billion.......       0.6750%
                $1 billion to $1.5 billion.......       0.6500%
                $1.5 billion to $2 billion.......       0.6250%
                $2 billion and over..............       0.6000%

   Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                            Total                     Effective
                                        Complex-Level Complex-Level Complex-Level
Complex-Level Daily Managed Assets/(1)/    Assets     Marginal Rate   Fee Rate
--------------------------------------- ------------- ------------- -------------
          First $55 billion............  $55 billion     0.2000%       0.2000%
          Next $1 billion..............  $56 billion     0.1800%       0.1996%
          Next $1 billion..............  $57 billion     0.1600%       0.1989%
          Next $3 billion..............  $60 billion     0.1425%       0.1961%
          Next $3 billion..............  $63 billion     0.1325%       0.1931%
          Next $3 billion..............  $66 billion     0.1250%       0.1900%
          Next $5 billion..............  $71 billion     0.1200%       0.1851%
          Next $5 billion..............  $76 billion     0.1175%       0.1806%
          Next $15 billion.............  $91 billion     0.1150%       0.1698%

--------
(1)With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex- level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $64.5 billion as of January 31, 2005.

   If the Fund utilizes leverage through the issuance of FundPreferred shares in an aggregate amount equal to 33% of the Fund's total assets (including the amount obtained through leverage), the fund-level and complex-level fees calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                       Fund-Level
               Fund-Level Average Daily Managed Assets  Fee Rate
               --------------------------------------- ----------
                     Up to $500 million...............  1.0448%
                     $500 million to $1 billion.......  1.0075%
                     $1 billion to $1.5 billion.......  0.9701%
                     $1.5 billion to $2 billion.......  0.9328%
                     $2 billion and over..............  0.8955%

                                                Total       Effective
                                            Complex-Level Complex-Level
         Complex-Level Daily Managed Assets    Assets       Fee Rate
         ---------------------------------- ------------- -------------
                 First $55 billion.........  $55 billion     0.2985%
                 Next $1 billion...........  $56 billion     0.2979%
                 Next $1 billion...........  $57 billion     0.2969%
                 Next $3 billion...........  $60 billion     0.2927%
                 Next $3 billion...........  $63 billion     0.2882%
                 Next $3 billion...........  $66 billion     0.2836%
                 Next $5 billion...........  $71 billion     0.2763%
                 Next $5 billion...........  $76 billion     0.2696%
                 Next $15 billion..........  $91 billion     0.2534%

   Pursuant to an investment sub-advisory agreement between NAM and Spectrum, Spectrum will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

                                              Percentage of Net
                 Average Daily Managed Assets  Management Fee
                 ---------------------------- -----------------
                 Up to $125 million                 50.0%
                 $125 million to $150 million       47.5%
                 $150 million to $175 million       45.0%
                 $175 million to $200 million       42.5%
                 $200 million and over              40.0%

   In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses associated with any Borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

               Percentage                     Percentage
               Reimbursed                     Reimbursed
            (as a percentage               (as a percentage
Year Ending    of Managed      Year Ending    of Managed
  March 31,     Assets)         March 31,      Assets)
----------- ----------------   ----------- ----------------
 2005/(1)/.      0.30%            2010....      0.30%
 2006......      0.30%            2011....      0.22%
 2007......      0.30%            2012....      0.14%
 2008......      0.30%            2013....      0.07%
 2009......      0.30%

--------
(1)From the commencement of operations.

   NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Regulatory and Other Matters

   Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.


   A putative class action lawsuit filed on January 10, 2005 (James Jacobs et al. v. Nuveen Investments, Inc. et al., No. 05 C 0143 (N.D. Ill.)) by an individual purporting to be a shareholder of an open-end fund sponsored by Nuveen is currently pending in federal district court in Chicago. Purporting to sue on behalf of investors in all Nuveen-sponsored open-end mutual funds with equity holdings, the plaintiff has alleged that the defendants, including fund trustees, investment advisers and affiliates breached common law fiduciary duties, duties of care and Sections 36(a), 36(b) and 47(b) of the 1940 Act by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The complaint contains no specific allegations that the Nuveen-sponsored open-end mutual funds failed to participate in particular settlements but lists 136 settlements during the period from 1/10/2000 through 1/10/2005 and alleges "upon information and belief" that those funds failed to submit claims in some of those proceedings. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages, punitive damages, attorney's fees and other unspecified relief. On February 4, 2005, the defendants filed a Motion for an Extension of Time to Answer or Otherwise Respond to Plaintiff's Complaint which motion was granted. On March 14, 2005, the defendants filed a Motion to Dismiss the complaint on various grounds. As of the date of the Prospectus, NAM believes that a decision, if any, against the defendants would have no material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund. According to press reports, a number of similar suits have been filed against other mutual fund management companies.



   Spectrum has been informed that the National Association of Securities Dealers ("NASD") has made a preliminary determination to bring a disciplinary action against the firm due to alleged deficiencies in Spectrum's anti-money laundering ("AML") policies and procedures. The NASD did not allege any money laundering took place at Spectrum. Since having been notified of these AML issues by the NASD, Spectrum has substantively revised its AML procedures, and Spectrum intends to resolve the disciplinary matter with the NASD. Spectrum does not believe that any disciplinary action by the NASD will affect Spectrum's ability to perform its duties under the investment sub-advisory agreement with NAM or have a material adverse effect on the Fund or its Common Shares.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

   The Fund uses an independent pricing service to price the Preferred Stock issued by Middle Market Banking Companies in which the Fund invests. The Fund will use another fair value methodology to value securities if the independent pricing service is unable to provide a price, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund will determine a fair value of such securities on a daily basis and may engage an independent appraiser to periodically provide an independent determination of such fair value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

   The independent pricing service typically will value Preferred Stock issued by Middle Market Banking Companies using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. Based on information provided to the Fund by such independent pricing service, in determining the value of Preferred Stock of Middle Market Banking Companies, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the Preferred Stock, including cost, size of the issuance, current dividend rate and the time period until next dividend rate readjustment, (ii) the credit quality of the Middle Market Banking Company, based on an evaluation of its financial condition and regulatory filings and
(iii) transactions in securities comparable to such Preferred Stock and various relationships between securities that are recognized by institutional traders. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to the Preferred Stock issued by a Middle Market Banking Company, or which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the security subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by a Spectrum to be over-the-counter, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income and net short-term capital gains after paying any accrued dividends to FundPreferred shareholders, if any, and any interest and required principal payments on Borrowings, if any. A significant portion of the Fund's distributed income is expected to consist of tax-advantaged dividends. A portion of the Fund's distributed income also may be fully taxable. Distributions cannot be assured and the amount of each monthly distribution may vary depending on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowings interest rates change. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day. The Fund expects that over time, all the net investment income and net short-term capital gains of the Fund will be distributed. At least annually, the Fund also intends to distribute net long-term capital gains, if any, after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or making interest and required principal payments on Borrowings. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains and the amount of the expenses, and dividend and interest rates on outstanding FundPreferred shares and Borrowings.

   The Fund intends to initially distribute less than the entire amount of net investment income and net short-term capital gains earned in a particular period. The undistributed net investment income and net short-term capital gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income and net short-term capital gains actually earned by the Fund during the period. Undistributed net investment income and net short-term capital gains will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income and net short-term capital gains will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan") your dividends, including any capital gain dividends, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

   Under the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share on the last purchase date or (ii) 95% of the market price on that date.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "--FundPreferred Shares" below.

   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

   Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses payable by the Fund (including the fund structuring fee and up to $0.03 per Common Share of other offering costs). Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing up to approximately 33% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue FundPreferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be up to approximately 33% of the value of the Fund's total net assets.

   Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares will be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See "Certain Provisions in the Declaration of Trust" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "Use of Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

Borrowings

   The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of Borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. If the Fund were to convert to an open-end investment company, it is likely that a significant percentage of the Fund's Managed Assets (particularly those assets invested in Preferred Stock issued by Middle Market Banking Companies) may need to be sold and replaced with investments that were deemed to be liquid. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% federal excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's current and accumulated earnings and profits, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. To the extent a portion of the Fund's income consists of dividends paid by domestic corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate "dividends received deduction." The "dividends received deduction" generally allows corporations to deduct from their income 70% of dividends received.

   The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" of a noncorporate investor. This tax treatment applies only if you satisfy certain holding period and other requirements, and the dividends are attributable to "qualified dividend income" received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from U.S. corporations and certain non-U.S. corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Act. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

   In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares will consist solely of tax-advantaged dividends.

   The Fund may invest in convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Common Shares sold and the amount received, which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  .  have been notified by the IRS that you are subject to backup withholding.

   As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain type of investors, such as foreign investors. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

                                 UNDERWRITING

   The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., ("A.G. Edwards"), as lead manager; and Wachovia Capital Markets, LLC, Nuveen Investments, LLC ("Nuveen"), Deutsche Bank Securities Inc., Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, KeyBanc Capital Markets, a division of McDonald Investments, Inc., Legg Mason Wood Walker, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC, as their representatives (including A.G. Edwards, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, NAM and Spectrum (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

                                                                  Number of
                                                                   Common
Underwriter                                                        Shares
-----------                                                       ---------
A.G. Edwards & Sons, Inc.........................................
Wachovia Capital Markets, LLC....................................
Nuveen Investments, LLC..........................................
Deutsche Bank Securities Inc.....................................
Advest, Inc......................................................
H&R Block Financial Advisors, Inc................................
Ferris, Baker Watts, Incorporated................................
KeyBanc Capital Markets, a division of McDonald Investments, Inc.
Legg Mason Wood Walker, Incorporated.............................
J.J.B. Hilliard, W.L. Lyons, Inc.................................
Oppenheimer & Co. Inc............................................
RBC Capital Markets Corporation..................................
Stifel, Nicolaus & Company, Incorporated.........................
SunTrust Capital Markets, Inc....................................
Wedbush Morgan Securities Inc....................................
Wells Fargo Securities, LLC......................................
                                                                  --------
   Total.........................................................
                                                                  ========

   The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent registered public accounting firm. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments, incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

   The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $15.00 per Common Share, and may offer some of the Common Shares to certain
dealers at the offering price less a concession not in excess of $         per
Common Share, and such dealers may reallow a concession not in excess of
$         per Common Share on sales to certain other dealers. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part. Investors must pay for any Common Shares
purchased on or before       , 2005.


   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of the FundPreferred shares and will receive compensation for their participation in that FundPreferred share offering. The aggregate additional compensation payable to certain Underwriters in connection with the FundPreferred share offering will not exceed 0.6% of the total amount of this offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of the FundPreferred shares, (ii) the number of FundPreferred shares allocated to that Underwriter in that offering, and (iii) the amount of certain additional FundPreferred share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of FundPreferred shares are currently estimated to be
approximately   % of the total amount of the FundPreferred share offering.
These costs will effectively be borne by the Common Shareholders.


   Total expenses of the Common Share offering payable by the Fund are
estimated to be $         or $0.075 per Common Share (which includes the fund
structuring fee estimated to be $         or $0.045 per Common Share and up to
$0.03 per Common Share of other offering costs estimated to be up to
$        ). Nuveen has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs (other than sales load and the fund structuring fee) of
the Fund that exceed $0.03 per Common Share (or that exceed $    ). The partial
reimbursement of certain underwriting expenses included in the calculation of offering costs will be equal to $20,000 plus $0.0025 per Common Share sold in
excess of 2,000,000 Common Shares (or less than   % of the aggregate offering
price of the Common Shares). In addition, as noted above, the total expenses of the Common Share offering include a fund structuring fee payable by the Fund to A.G. Edwards at the closing of this offering of Common Shares, in connection with the development of the Fund and its investment policies, in an aggregate
amount estimated to be $0.045 per Common Share, which will not exceed   % of
the total price to the public of the Common Shares.

   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "JFP." In order to meet the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($1,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, NAM and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

   The Fund, NAM and Spectrum have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

   The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

   The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   Until the distribution of Common Shares is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.

   The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions. These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the New York Stock Exchange, or otherwise.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

   Prior to the public offering of Common Shares, NAM purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, NAM owned 100% of the Fund's outstanding Common Shares. NAM may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the Representatives and NAM are each wholly owned subsidiaries of Nuveen Investments, Inc.

   The total compensation received by the Underwriters will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby.

   The address of the lead managing underwriter is A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Bell, Boyd & Lloyd LLC may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                  Page
                                                                  ----
          Use of Proceeds........................................   3
          Investment Objectives..................................   3
          Investment Restrictions................................   4
          Investment Policies and Techniques.....................   8
          Overall Fund Management................................   9
          Spectrum Investment Philosophy and Process.............  10
          Portfolio Composition..................................  11
          Other Investment Policies and Techniques...............  15
          Management of the Fund.................................  23
          Investment Advisers....................................  32
          Portfolio Transactions and Brokerage...................  37
          Distributions..........................................  39
          Description of Shares..................................  40
          Certain Provisions in the Declaration of Trust.........  46
          Repurchase of Fund Shares; Conversion to Open-End Fund.  48
          Tax Matters............................................  50
          Experts................................................  58
          Custodian and Transfer Agent...........................  58
          Additional Information.................................  58
          Report of Independent Registered Public Accounting Firm  59
          Financial Statements...................................  60
             Appendix A--Ratings of Investments.................. A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                          Page
                                                          ----
                 Prospectus Summary......................   1
                 Summary of Fund Expenses................  20
                 The Fund................................  22
                 Use of Proceeds.........................  22
                 The Fund's Investments..................  22
                 Use of Leverage.........................  32
                 Hedging and Derivatives Transactions....  35
                 Risks...................................  37
                 Management of the Fund..................  45
                 Net Asset Value.........................  50
                 Distributions...........................  51
                 Dividend Reinvestment Plan..............  52
                 Description of Shares...................  53
                 Certain Provisions in the Declaration of
                   Trust.................................  56
                 Repurchase of Fund Shares; Conversion to
                   Open-End Fund.........................  58
                 Tax Matters.............................  58
                 Underwriting............................  61
                 Custodian and Transfer Agent............  64
                 Legal Opinions..........................  64
                 Table of Contents for the Statement of
                   Additional Information................  65

   Until              , 2005 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Shares

                   Nuveen Tax-Advantaged Floating Rate Fund

                                 Common Shares

                                --------------

                                  PROSPECTUS

                                --------------

                                 A.G. EDWARDS
                              WACHOVIA SECURITIES
                            NUVEEN INVESTMENTS, LLC
                           DEUTSCHE BANK SECURITIES
                                 ADVEST, INC.
                      H&R BLOCK FINANCIAL ADVISORS, INC.
                              FERRIS, BAKER WATTS
                                 INCORPORATED
                            KEYBANC CAPITAL MARKETS
                            LEGG MASON WOOD WALKER
                                 INCORPORATED
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                          STIFEL, NICOLAUS & COMPANY
                                 INCORPORATED
                          SUNTRUST ROBINSON HUMPHREY
                        WEDBUSH MORGAN SECURITIES INC.
                          WELLS FARGO SECURITIES, LLC

                                           , 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SUBJECT TO COMPLETION, DATED MARCH __, 2005


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "Commission) is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") (formerly known as Nuveen Quality Floating Rate Dividend Fund through January 13, 2005) is a newly organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in
conjunction with the Fund's Prospectus relating thereto dated        , 2005 (the
                                                              -------
 "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds...............................................................3
Investment Objectives.........................................................3
Investment Restrictions ......................................................4
Investment Policies and Techniques............................................8
Overall Fund Management.......................................................9
Spectrum Investment Philosophy and Process ..................................10
Portfolio Composition .......................................................11
Other Investment Policies and Techniques.....................................15
Management of the Fund.......................................................23
Investment Advisers..........................................................32
Portfolio Transactions and Brokerage.........................................37
Distributions ...............................................................39
Description of Shares........................................................40
Certain Provisions in the Declaration of Trust...............................46
Repurchase of Fund Shares; Conversion to Open-End Fund.......................48
Tax Matters..................................................................50
Experts......................................................................58
Custodian and Transfer Agent.................................................58
Additional Information.......................................................58
Report of Independent Registered Public Accounting Firm......................59
Financial Statements.........................................................60
Ratings of Investments (Appendix A)........................................ A-1

This Statement of Additional Information is dated        , 2005.
                                                  -------

                                 USE OF PROCEEDS

      The net proceeds of the offering of Common Shares will be approximately
$       ($       if the Underwriters exercise the over-allotment option in
full) after giving effect to the sales load and after payment of the estimated
offering costs payable by the Fund, which are estimated to be $    or $0.075 per
Common Share (which includes a fund structuring fee estimated to be $        or
$0.045 per Common Share and up to $0.03 per Common Share of other offering costs
estimated to be up to $     ).  Nuveen has agreed to pay (i)  all organizational
expenses and (ii) offering  costs (other than the sales load and the fund
structuring fee) that exceed $0.03 per Common Share (or that exceed $       ).
The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Preferred Stock and other securities that meet the Fund's investment objectives and policies within approximately six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.



                              INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate non-cumulative perpetual preferred stock ("Preferred Stock") and other adjustable rate securities including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by small- to mid-sized banks with assets generally ranging from $200 million to $10 billion. In addition, the Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in adjustable rate non-cumulative perpetual Preferred Stock and other preferred securities each issued by larger regional, money center or global banks or other financial institutions. No secondary trading market for adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks currently exists, and those securities likely will be considered illiquid.



Tax-Advantaged Dividends. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of either eligibility for the "dividends received deduction," which is available to corporate shareholders that are taxed as corporations and which is generally 70% of the amount of dividends received by them, or characterization as "qualified dividend income" to individuals and subject to federal taxation at the rates applicable to long-term capital gains, which for individuals reach a maximum of 15% (such dividends are referred to in this Statement of Additional Information as "tax-advantaged dividends"). Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments-Investment Objectives and Policies" in the Prospectus for a description of holding period requirements.

     The Fund's policies of investing at least 80% of its Managed Assets in (i) adjustable rate Preferred Stock and other securities and (ii) securities that the Fund believes at the time of investment are eligible to pay tax- advantaged dividends are not considered fundamental and can be changed without a vote of the Common Shareholders. However, these policies may only be changed by the Fund's Board of Trustees following the provision of 60 days prior written notice to Common Shareholders. For purposes of the 80% test in (i) above, adjustable rate Preferred Stock and other securities include fixed rate securities for which the Fund has entered into one or more interest rate swap transactions to effectively convert those securities into adjustable rate instruments. See "Hedging and Derivatives Transactions" in the Prospectus.


     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred(R) shares, if issued, voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or
     (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  (4) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities except that this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

                  (6) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (7) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(7) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  (3) Purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations ("NRSROs") that may issue ratings for FundPreferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objectives or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objectives is capital preservation. The Fund seeks to achieve its investment objective by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.


     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial majority of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies (defined as Banking Companies with assets ranging from $200 million to $10 billion); however, no more than 70% of the Fund's Managed Assets may be invested in such Preferred Stock. The Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in Preferred Stock and other preferred securities each issued primarily by Major Banking Companies (defined as larger regional, money center or global banks) and, to a lesser extent, by Other Financial Institutions (defined as diversified financial service companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies).


     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.

     Tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates that currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non- U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. For the Fund to receive tax-advantaged dividends with respect to Preferred Stock and certain other preferred securities, the Fund must hold securities paying an otherwise tax-advantaged dividend more than 90 days during the 181-day period beginning 90 days before the ex- dividend date. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.


     In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common shares will consist solely of tax-advantaged dividends.




     Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade quality, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade.

     Under normal circumstances:

     . The Fund will invest at least 25% of its Managed Assets in securities of Banking Companies and initially, the Fund expects a substantial portion of its Managed Assets will be invested in securities of Banking Companies and Other Financial Institutions.

     . The Fund expects to maintain an average effective duration of one year or less.

     . The Fund will not invest in common stocks or inverse floating rate securities.

     . The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers.

      Following the completion of this offering, the Fund intends to seek to increase the Fund's Common Share net income by utilizing financial leverage by offering preferred shares of beneficial interest ("FundPreferred shares") and/or by borrowing or issuing commercial paper or notes (collectively, "Borrowings") and investing the proceeds in the manner described above. The Fund currently anticipates that FundPreffered shares and/or Borrowings will represent up to approximately 33% of the Fund's Managed Assets. There is no assurance that the Fund will issue FundPreferred shares or incur Borrowings.

                       OVERALL FUND MANAGEMENT

     NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation, including the use of leverage.

     NAM will oversee Spectrum in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Spectrum's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NAM will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" in the Fund's Prospectus. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

                   SPECTRUM INVESTMENT PHILOSOPHY AND PROCESS

     Spectrum's investment philosophy with respect to Preferred Stock and other preferred securities is centered on several underlying themes:

..    High levels of current income are the primary return contributor to the total return potential of Preferred Stock and other preferred securities.

..    Investing in the subordinated preferred securities of stronger, high quality issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.

..    Preferred Stock and other preferred securities of investment grade quality with investment grade financial strength or default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade, supported further by acceptable cumulative historical default experience for their industry, can over time, present attractive risk/return opportunities.

..    Diversifying across a large number of different issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company.

..    Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decisions, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

                             PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the investments described below.

     Preferred Stock and Preferred Securities. Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will pay tax-advantaged dividends.




     Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will be eligible to pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three- month U.S. dollar deposits in Europe, which is commonly referred to as LIBOR, plus a specified "spread", which is expected to differ depending on the issuer and the market for the issuer's adjustable rate securities at the time of their issuance. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.

     Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act. It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.



     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's or one of its affiliates and Fitch. The Fund expects to obtain a quantitative default probability score from Moody's or one of its affiliates and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's or one of its affiliates to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from each of Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.



     It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by the Middle Market Banking Companies through Sandler O'Neill & Partners, L.P. ("Sandler"), a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by the Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/sm/ is the marketing name with respect to Preferred Stock issued by the Middle Market Banking Companies and sold through Sandler.


  Nuveen and Spectrum have entered into a letter agreement (the "Letter Agreement") with Sandler pursuant to which Sandler has agreed that during the term of the Letter Agreement, it will, subject to certain exceptions, generally offer first to Nuveen and Spectrum on behalf of the Fund the Preferred Stock of Middle Market Banking Companies issued through Sandler. In turn, Nuveen and Spectrum, on behalf of the Fund, have agreed to recommend and purchase all Preferred Stock offered by Sandler, subject to certain conditions relating to the price and terms of such Preferred Stock, the creditworthiness of the applicable Middle Market Banking Company and whether such Preferred Stock is an appropriate addition to the Fund's portfolio. The Letter Agreement also contains customary confidentiality and exclusivity provisions and terminates on December 31, 2005.

     Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major Banking Companies and to a lesser extent by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating. The average call protection of the Fund's Managed Assets allocated to Preferred Stock and preferred securities of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years.

     Other Preferred Securities. The preferred securities in which the Fund may invest include cumulative or non-cumulative preferred securities, perpetual or term preferred securities, trust preferred securities, REIT preferred securities and securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or such other preferred securities), subject to the limitation that at least 80% of the Fund's Managed Assets will be invested in adjustable rate securities and at least 80% of the Fund's Managed Assets will be invested in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.


     Preferred securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or other preferred securities) are expected to be similar in nature to their underlying securities, and in most circumstances, the special purpose vehicle pool will be required to be treated as transparent for federal income tax purposes such that the holder is treated as owning beneficial interest in the underlying securities. The trust preferred securities in which the Fund may invest may be treated as debt for federal income tax purposes. Income paid with respect to such trust preferred securities would not qualify for the "dividends received deduction" for shareholders that are taxed as corporations or treatment as "qualified dividend income" and thus would be taxable at ordinary income tax rates. Trust preferred securities as currently structured typically are issued by a special purpose trust subsidiary backed by subordinated debt of a parent. These securities typically bear a market rate coupon comparable to interest rates available on subordinated debt securities of a similarly rated company. REIT preferred securities are issued by real estate investment trusts and, like the trust preferred securities, do not qualify for the "dividends received deduction" for shareholders that are taxed as corporations or treatment as "qualified dividend income." New trust preferred securities structures may be developed (including special purpose vehicles that own Preferred Stock) in which payments on such trust preferred securities could be tax-advantaged.



     Securities Issued by Other Issuers. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSROs.


Investment Grade Rating or Comparable Issuer Characteristics



     Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade quality, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's (or one of its affiliates) or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade quality, Spectrum will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) Spectrum's own quantitative and qualitative analysis of such Middle Market Banking Company.



     The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by the Fund's subadviser to be comparable to issuers of securities rated investment grade quality. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).



     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's or one of its affiliates and Fitch. The Fund expects to obtain a quantitative default probability score from Moody's or one of its affiliates and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's or one of its affiliates to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's or one of its affiliates and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

     Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

     Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

     Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Spectrum seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.


     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Spectrum's research and analysis when investing in below investment grade securities. Spectrum seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The subadviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.


     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Spectrum downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Spectrum may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Spectrum determines that the credit risk with respect to such obligations is minimal.

     The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

REPURCHASE AGREEMENTS


     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Spectrum, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Spectrum will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


SECURITIES ISSUED BY NON-U.S. ISSUERS

     The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Spectrum may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission ("Commission") to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.


NO COMMON STOCK OR INVERSE FLOATING RATE SECURITIES

     The Fund will not invest in common stock or inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HEDGING AND DERIVATIVES TRANSACTIONS



     As a non-fundamental policy that can be changed by the Board of Trustees, the Fund may use derivatives or other transactions for purposes of hedging a portion of its portfolio holdings, for portfolio management purposes (e.g. to effectively convert fixed rate securities into adjustable rate instruments) or in connection with the Fund's anticipated use of leverage through its sale of Fund Preferred Shares on Borrowings. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging or portfolio management purposes may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Spectrum's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not utilized derivatives. In addition, there can be no assurance that the Fund will enter into hedging or derivatives transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging and Derivatives Risk" in the Fund's Prospectus.

     Swap contracts may be purchased or sold for portfolio management purposes, or to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to effectively convert fixed rate securities to adjustable rate instruments, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.


     Credit Default Swaps. The Fund may purchase credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

     Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.


     The Fund may use interest rate swaps for risk and portfolio management purposes only including to effectively convert fixed rate securities into adjustable rate instruments and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Spectrum is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Other Hedging and Derivatives Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist for such relatively new instruments.


ILLIQUID SECURITIES

     The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially, is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. In addition, other securities in which the Fund may invest also may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its designee.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Spectrum may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Spectrum monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Spectrum does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Spectrum will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (including the special purpose vehicle pools discussed herein) that invest primarily in securities of the types in which the Fund may invest directly. With respect to special purpose vehicle pools of Preferred Stock and preferred securities, the Fund may invest in such pools without limitation to the extent the Fund may invest in Preferred Stock or preferred securities. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks" in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, and it was in the best interests of the Fund to do so, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

DURATION

     The Fund expects to maintain an average effective duration of one year or less. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with shorter duration.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Spectrum believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Spectrum anticipates a change in the price of such security, Spectrum believes the price of a security has reached or is near a realistic maximum, or there are other securities that Spectrum believes are more attractive given the Fund's investment objectives.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 25% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, high portfolio turnover may result in the loss of qualifications for the "dividends received deduction" for shareholders that are taxed as corporations or "qualified dividend income" treatment to the extent that holding period requirements are not met.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Spectrum or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             153
333 West Wacker Drive                     and Trustee, 2004            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.


----------
* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                   -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management (previously
                                                                       named Nuveen Asset Management, Inc.);
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

Robert P. Bremner             8/22/40     Trustee, 2004                Private Investor and Management Consultant.     153
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2004                Retired (since 1989) as Senior Vice President   153
333 West Wacker Drive                                                  of The Northern Trust Company; Director,
Chicago, Il 60606                                                      Community Advisory Board for Highland Park
                                                                       and Highwood, United Way of the North Shore
                                                                       (since 2002).

Jack B. Evans**              10/22/48     Trustee, 2004                President, The Hall-Perrine                     153
333 West Wacker Drive                                                  Foundation, a private philanthropic
Chicago, IL 60606                                                      corporation (since 1996);
                                                                       Director and Vice
                                                                       Chairman, United Fire Group, a publicly-held company;
                                                                       Adjunct Faculty Member, University of Iowa; Director,
                                                                       Gazette Companies, Life Trustee Coe College and Director,
                                                                       Iowa College Foundation; formerly, Director
                                                                       Alliant Energy; formerly, Director,
                                                                       Federal Reserve Bank of Chicago; formerly,
                                                                       President and Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.

William C. Hunter              3/6/48     Trustee, 2004                Dean and Distinguished Professor of Finance,    153
333 West Wacker Drive                                                  School of Business at the University of
Chicago, IL 60606                                                      Connecticut (since 2003); previously, Senior
                                                                       Vice President and Director of Research at
                                                                       the Federal Reserve Bank of Chicago (1995-2003);
                                                                       Director (since 1997), Credit Research Center
                                                                       at Georgetown University. Director (since 2004) of Xerox
                                                                       Corporation, a publicly-held company.

David J.Kundert              10/28/42     Trustee, 2005                Retired (2004) as Chairman, JPMorgan Fleming    151
333 West Wacker Drive                                                  Asset Management, President and CEO, Banc One
Chicago, IL 60606                                                      Investment Advisors Corporation, and President, One Group
                                                                       Mutual Funds; prior thereto, Executive Vice President,
                                                                       Bank One Corporation and Chairman and CEO, Banc One
                                                                       Investment Management Group; Board of Regents,
                                                                       Luther College; currently a member of the
                                                                       American and Wisconsin Bar Associations.

William J. Schneider          9/24/44     Trustee, 2004             Chairman, formerly, Senior Partner and Chief Operating   153
333 West Wacker Drive                                               Officer, Miller-Valentine Partners Ltd., a real estate
Chicago, IL 60606                                                   investment Company; formerly, Vice President, Miller-
                                                                    Valentine Realty, a construction company; Chair, Premier
                                                                    Health Partners, the not-for-profit company of Miami
                                                                    Valley Hospital; Board Member, formerly Chair, Dayton
                                                                    Development Coalition; President, Dayton Philharmonic
                                                                    Orchestra; formerly, Member, Community Advisory Board,
                                                                    National City Bank, Dayton, Ohio and Business Advisory
                                                                    Council, Cleveland Federal Reserve Bank.

Judith M. Stockdale          12/29/47     Trustee, 2004             Executive Director, Gaylord and Dorothy                  153
333 West Wacker Drive                                               Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                   thereto, Executive Director, Great Lakes
                                                                    Protection Fund (from 1990 to 1994)

Eugene S.Sunshine             1/22/50     Trustee, 2005             Senior Vice President for Business and Finance           153
333 West Wacker Drive                                               (since 1997), Northwestern University; Director
Chicago, IL 60606                                                   (since 2003), Chicago Board of Options Exchange;
                                                                    Director(since 2003), National Mentor Holdings,
                                                                    a privately-held, national provider of home and
                                                                    community-based services; Chairman (since 1997),
                                                                    Board of Directors, Rubicon, an insurance company
                                                                    owned by Northwestern University;
                                                                    Director (since 1997), Evenston Chamber of Commerce
                                                                    and Evanston Inventure, a business
                                                                    development organization.

** As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      153
333 West Wacker Drive                     Officer, 2004                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.** Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management;
                                                                       Managing Director (since 2004) and Assistant Secretary
                                                                       of Nuveen Investments, Inc. (since 1994);  Assistant
                                                                       Secretary of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Assistant Secretary
                                                                       of Nuveen Investments Advisers Inc. (since 2002); Managing
                                                                       Director, Associate General Counsel and Assistant
                                                                       Secretary of Rittenhouse Asset Management, Inc.
                                                                       (since 2003); Chartered Financial Analyst.

Julia L. Antonatos           9/22/63      Vice President, 2004         Managing Director (since 2005), formerly       153
333 West Wacker Drive                                                  Vice President (since 2002); formerly,
Chicago, Il 60606                                                      Assistant Vice President
                                                                       (since 2000) of Nuveen
                                                                       Investments, LLC.

Michael T. Atkinson           2/3/66      Vice President and           Vice President (since 2002),                   153
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2004                         (since 2000) of Nuveen Investments, LLC.


Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      153
333 West Wacker Drive                     Treasurer, 2004              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.**
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Treasurer of
                                                                       Nuveen Rittenhouse Asset Management, Inc. (since
                                                                       May, 2003); Chartered Financial Analyst.

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    153
333 West Wacker Drive                     Secretary, 2004              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp.**
                                                                       and Nuveen Asset Management.

Lorna C.  Ferguson          10/24/45      Vice President, 2004         Managing Director, formerly, Vice President    153
333 West Wacker Drive                                                  of Nuveen Investments, LLC; Managing Director
Chicago, IL 60606                                                      (since 2004) formerly, Vice President (since
                                                                       1998) of Nuveen Advisory Corp., Nuveen
                                                                       Institutional Advisory Corp.** and Nuveen Asset
                                                                       Management.

William M.  Fitzgerald        3/2/64      Vice President, 2004         Managing Director (since 2002) of Nuveen       153
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President (since 1995)
                                                                       of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.** Managing
                                                                       Director of Nuveen Asset Management
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers Inc. (since 2002);
                                                                       Chartered Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          153
333 West Wacker Drive                     Controller, 2004             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; formerly, Vice President and Funds Controller
                                                                       (1998-2004) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.

James D. Grassi              4/13/56      Vice President               Vice President and Deputy Director of          153
333 West Wacker Drive                     and Chief Compliance         Compliance (since August, 2004) of Nuveen
Chicago, IL 60606                         Officer, 2004                Investments, LLC, Nuveen Investments
                                                                       Advisers Inc., Nuveen Asset Management
                                                                       (previously named Nuveen Asset Management, Inc.),
                                                                       Nuveen Advisory Corp., Nuveen Institutional
                                                                       Advisory Corp.** and Rittenhouse Asset
                                                                       Management, Inc.; formerly, Senior Attorney
                                                                       (1994 - July 2004), The Northern Trust
                                                                       Company.

David J. Lamb                3/22/63      Vice President, 2004         Vice President (since 2000) of                 153
333 West Wacker Drive                                                  Nuveen Investments, LLC, and
Chicago, IL 60606                                                      of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2004         Vice President (since 1999)                    153
333 West Wacker Drive                                                  of Nuveen Investments, LLC.
Chicago, IL 60606

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            153
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2004                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp.** and
                                                                       Nuveen Asset Management (previously named Nuveen Asset
                                                                       Management, Inc.).



** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc.; Vice President (since
                                                                   2000), Assistant Secretary and Assistant
                                                                   General Counsel (since 1998) of Rittenhouse
                                                                   Asset Management, Inc.; Vice President and
                                                                   Assistant Secretary of Nuveen Investments
                                                                   Advisers Inc. (since 2002); Assistant
                                                                   Secretary of NWQ Investment Management
                                                                   Company, LLC. (since 2002).



         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee will meet once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. As part of its duties the Fund and the Valuation Group. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.


         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.


         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.


         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.


         The trustees are trustees of 42 Nuveen open-end funds and 111 closed-end funds except, David J. Kundert is trustee of 42 Nuveen open-end funds and 109 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, Spectrum or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen or Spectrum.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

Robert P. Bremner                            $0                                     Over $100,000

Lawrence H. Brown                            $0                                     Over $100,000

Jack B. Evans                                $0                                     Over $100,000

William C. Hunter                            $0                                   $50,001 - $100,000

David J. Kundert                             $0                                          $0

William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                     Over $100,000

Eugene S. Sunshine                           $0                                   $50,001 - 100,000


         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Spectrum, A.G. Edwards & Sons, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen, Spectrum or A.G. Edwards & Sons, Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.



                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger               $0                          $0                                $0
Robert P. Bremner                    796                     114,167                            14,611
Lawrence H. Brown                    874                     112,250                                --
Jack B. Evans                        817                     116,125                            24,485
William C. Hunter***                 739                      65,875                            56,592
David J. Kundert****                 677                         n/a                               n/a
William J. Schneider                 791                     111,667                            95,806
Judith M. Stockdale                  677                     100,700                            24,863
Eugene S. Sunshine****               796                         n/a                               n/a


----------
* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending July 31, 2006, representing the Fund's first full fiscal year, for services to the Fund.

**Based on the compensation paid to the trustees for the one year period ending 12/31/04 for services to the Nuveen open-end and closed-end funds.

***William C. Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.


****David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen Funds in 2005.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc.

                               INVESTMENT ADVISERS

     NAM will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for the ongoing monitoring of Spectrum, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see "Management of the Fund" in the Fund's Prospectus.

     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (108) and fund assets under management (approximately $49.3 billion) as of December 31, 2004. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $115 billion in assets under management as of December 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Spectrum. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol "JNC".

     Nuveen Investments, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 3, 2005: Over the past 18 months, Nuveen Investments, Inc. has received several requests for information from the staff of the SEC, which it believes were sent broadly to a wide group of investment management firms, as part of sweep examinations of industry practices, including mutual fund trading practices. The topics covered by these requests included market timing and late trading, valuation of international securities, mutual fund revenue sharing, fund directed brokerage and soft dollar usage, selective disclosure of fund portfolio holdings, the pricing and liquidity of holdings in high yield municipal bond funds and performance advertising by registered investment advisers. Nuveen Investments, Inc. has responded to these requests, including various follow-up requests. While the SEC and other governmental authorities have brought enforcement and other proceedings against various industry participants as a result of such sweep exams, the SEC has not brought any enforcement or other proceedings against Nuveen Investments, Inc. as a result of such exams, and Nuveen Investments, Inc. has no reason to believe that such proceedings will be brought against it in the future. Also, over the past 18 months Nuveen Investments, Inc. has received informational subpoenas from various governmental authorities, relating to investigations by such authorities of mutual fund-related activities of parties with whom Nuveen Investments, Inc. had or has a business relationship. Nuveen Investments, Inc. also believes that similar informational subpoenas were sent to a wide group of investment management firms. These governmental authorities include the Securities Division of the Commonwealth of Massachusetts, the U.S. Attorney for the Southern District of New York, and the U.S. Attorney for the Eastern District of Missouri. Due to the existing regulatory climate, Nuveen Investments, Inc. may also receive additional information requests and/or subpoenas from one or more regulatory agencies or governmental authorities. In the course of responding to the various requests referenced above, Nuveen Investments, Inc. identified certain deficiencies in its historical e-mail archives. During 2004, Nuveen Investments, Inc. implemented a new firm-wide e-mail archiving and retrieval system, as part of a broader review of its overall record retention practices.


     On March 25, 2005, Nuveen Investments, Inc., and St. Paul Travelers announced that St. Paul Travelers is implementing a three-part program to sell its equity interest in Nuveen Investments, Inc. St. Paul Travelers will sell approximately 39.6 million shares of Nuveen Investments, Inc. through a public secondary offering. Nuveen Investments Inc. intends to repurchase $600 million (at the price of the secondary offering, net of underwriters' discount) of its shares from St. Paul Travelers. Additionally, St. Paul Travelers will enter into forward sale agreements with affiliates of Merrill Lynch and Morgan Stanley with respect to its remaining equity interest in Nuveen Investments, Inc. The objective of the transactions is for St. Paul Travelers to sell its entire interest in Nuveen Investments, Inc. resulting in Nuveen Investments, Inc. becoming a fully independent, publicly traded company. The completion of the three-part program could be deemed to be an "assignment" (as defined in the 1940
Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreement between NAM and Spectrum, which would result in the automatic termination of each agreement. Prior to the completion of the three-part program, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement and investment sub-advisory agreement. If approved by the Board, the new ongoing agreements would be presented to the Fund's shareholders for approval, and would take effect upon such approval. There can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell all or any of its shares in Nuveen Investments, Inc. or that necessary shareholder approvals will be obtained.

     Spectrum, 2 High Ridge Park, Stamford, Connecticut 06905, a registered investment adviser, is the Fund's subadviser responsible for portfolio management. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $12.5 billion in assets under management as of December 31, 2004 (which includes $5.1 billion in securities issued by Banking Companies).

      A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the Fund's Managed Assets. Mr. Lieb is an Executive Director and the Chief Financial Officer of Sprectrum and was a founder of Spectrum in 1987. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Sussman has been with Spectrum since 1995. Mr. Jacoby is a Senior Vice President of Spectrum and has been with Spectrum since 1995. As a subsidiary of Principal Global Investments, LLC ("Principal"), Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts and unregistered funds. The advisory fees received by Spectrum in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.


---------------------------------------------------------------------------------------------------------------
                                             Number of Other Accounts Managed and Assets by
                                                  Account Type as of December 31, 2004
                                                  ------------------------------------
---------------------------------------------------------------------------------------------------------------
                                Registered Investment
                                Companies (other than          Other Pooled
       Portfolio Manager             the Funds)            Investment Vehicles           Other Accounts
        -----------------             ----------            -------------------           --------------
---------------------------------------------------------------------------------------------------------------
     Mark A. Lieb              Number:   6               Number:   2                Number:   44
                               Assets:  $7,906,967,843   Assets:  $19,385,216       Assets:  $4,733,641,914
---------------------------------------------------------------------------------------------------------------
     Bernard M. Sussman        Number:   6               Number:   2                Number:   44
                               Assets:  $7,906,967,843   Assets:  $19,385,216       Assets:  $4,733,641,914
---------------------------------------------------------------------------------------------------------------
     L. Phillip Jacoby, IV     Number:   6               Number:   2                Number:   44
                               Assets:  $7,906,967,843   Assets:  $19,385,216       Assets:  $4,733,641,914
---------------------------------------------------------------------------------------------------------------


As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Spectrum may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Spectrum believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Spectrum has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

As of December 31, 2004, the portfolio managers receive all of their compensation from Spectrum and its parent company, Principal Global Investors. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV each received compensation in the form of salary as well as a discretionary bonus that was paid on a quarterly basis. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     (a)  Changes in overall firm assets under management;

     (b)  Portfolio performance relative to benchmarks;

     (c)  Contribution to client servicing;

     (d)  Compliance with firm and/or regulatory policies and procedures;

     (e)  Work ethic;

     (f)  Seniority and length of service; and

     (g)  Contribution to overall functioning of organization.

At December 31, 2004, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the "1934 Act") any shares of the Fund. However, each of the portfolio managers intend to purchase shares of the Fund in 2005.


Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis (in the maximum amount of 0.90% of the Fund's average total daily Managed Assets), based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets                               Fund-Level
                                                                       Fee Rate
                                                                       --------
Up to $500 million ..................................................   .7000%
$500 million to $1 billion ..........................................   .6750%
$1 billion to $1.5 billion ..........................................   .6500%
$1.5 billion to $2 billion ..........................................   .6250%
$2 billion and over .................................................   .6000%

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                            Total                                   Effective
Complex-Level Daily      Complex-Level          Complex-Level     Complex-Level
 Managed Assets             Assets              Marginal Rate       Fee Rate
 --------------          --------------         -------------       --------
First $55 billion        $55 billion            0.2000%             0.2000%
Next $1 billion          $56 billion            0.1800%             0.1996%
Next $1 billion          $57 billion            0.1600%             0.1989%
Next $3 billion          $60 billion            0.1425%             0.1961%
Next $3 billion          $63 billion            0.1325%             0.1931%
Next $3 billion          $66 billion            0.1250%             0.1900%
Next $5 billion          $71 billion            0.1200%             0.1851%
Next $5 billion          $76 billion            0.1175%             0.1806%
Next $15 billion         $91 billion            0.1150%             0.1698%

With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to the determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level managed assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $64.5 billion as of January 31, 2005.

If the Fund utilizes leverage through the issuance of FundPreferred shares in an aggregate amount equal to 33% of the Fund's total assets (including the amount obtained through leverage), the fund-level and complex-level fees calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                                    Fund-Level
Fund-Level Average Daily Managed Assets                              Fee Rate
---------------------------------------                              --------
Up to $500 million..............................................      1.0448%
$500 million to $1 billion......................................      1.0075%
$1 billion to $1.5 billion......................................      0.9701%
$1.5 billion to $2 billion......................................      0.9328%
$2 billion and over.............................................      0.8955%

                                                       Total         Effective
                                                    Complex-Level  Complex-Level
Complex-Level Daily Managed Assets                     Assets        Percentage
----------------------------------                 --------------    -----------
First $55 billion.................................  $55 billion         0.3226%
Next $1 billion...................................  $56 billion         0.3219%
Next $1 billion...................................  $57 billion         0.3208%
Next $3 billion...................................  $60 billion         0.3163%
Next $3 billion...................................  $63 billion         0.3115%
Next $3 billion...................................  $66 billion         0.3065%
Next $5 billion...................................  $71 billion         0.2985%
Next $5 billion...................................  $76 billion         0.2913%
Next $15 billion..................................  $91 billion         0.2739%

         Pursuant to investment sub-advisory agreements between NAM and Spectrum, Spectrum will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

Average Daily Managed Assets                                   Percentage of Net
                                                                 Management Fee
                                                               -----------------
Up to $125 million.............................................       50.0%
$125 million to $150 million...................................       47.5%
$150 million to $175 million...................................       45.0%
$175 million to $200 million...................................       42.5%
$200 million and over..........................................       40.0%

          In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

          For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                        Percentage                                 Percentage
                        Reimbursed                                 Reimbursed
                     (as a percentage                           (as a percentage
                        of Managed                                 of Managed
Year Ending               Assets)            Year Ending             Assets)
------------           ------------          ------------         ------------
    2005(1)                0.30%                 2010                 0.30%
    2006                   0.30%                 2011                 0.22%
    2007                   0.30%                 2012                 0.14%
    2008                   0.30%                 2013                 0.07%
    2009                   0.30%

----------
(1) From the commencement of operations.


         NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.


Regulatory and Other Matters

     Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.


     A putative class action lawsuit filed on January 10, 2005 (James Jacobs et al. v. Nuveen Investments, Inc. et al., No. 05 C 0143 (N.D. Ill.)) by an individual purporting to be a shareholder of an open-end fund sponsored by Nuveen is currently pending in federal district court in Chicago. Purporting to sue on behalf of investors in all Nuveen-sponsored open-end mutual funds with equity holdings, the plaintiff has alleged that the defendants, including fund trustees, investment advisers and affiliates breached common law fiduciary duties, duties of care and Sections 36(a), 36(b) and 47(b) of the 1940 Act by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The complaint contains no specific allegations that the Nuveen-sponsored open-end mutual funds failed to participate in particular settlements but lists 136 settlements during the period from 1/10/2000 through 1/10/2005 and alleges "upon information and belief" that those funds failed to submit claims in some of those proceedings. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages, punitive damages, attorney's fees and other unspecified relief. On February 4, 2005, the defendants filed a Motion for an Extension of Time to Answer or Otherwise Respond to Plaintiff's Complaint which motion was granted. On March 14, 2005 the defendants filed a Motion to Dismiss the complaint on various grounds. As of the date of the Prospectus, NAM believes that a decision, if any, against the defendants would have no material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund. According to press reports, a number of similar suits have been filed against other mutual fund management companies.


     Spectrum, has been informed that the National Association of Securities Dealers ("NASD") has made a preliminary determination to bring a disciplinary action against the firm due to alleged deficiencies in Spectrum's anti-money laundering ("AML") policies and procedures. The NASD did not allege any money laundering took place at Spectrum. Since having been notified of these AML issues by the NASD, Spectrum has substantively revised its AML procedures, and Spectrum intends to resolve the disciplinary matter with the NASD. Spectrum does not believe that any disciplinary action by the NASD will affect Spectrum's ability to perform its duties under the investment sub-advisory agreement with NAM or have a material adverse effect on the Fund or its Common Shares.

     Unless earlier terminated as described below, the Fund's investment management agreement with NAM and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2006. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Spectrum upon 60-days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NAM and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

     In evaluating the investment management agreements between the Fund, NAM and Spectrum (the "Advisers") the trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-adviser's services; (b) the investment performance of the adviser and sub-adviser; (c) the adviser's and sub-adviser's cost in providing their services; (d) the extent to which the adviser and sub-adviser realize economies of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

     Nature and Quality of Services. In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning the types of services that both NAM and Spectrum currently provide to other Nuveen Funds, Spectrum's and NAM's (and NAM's predecessors') performance record with other funds and managed separate accounts they advise, and the performance of comparable, unaffiliated funds. In particular, the trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Fund by NAM and Spectrum or their affiliates; Spectrum's expertise and background with the Fund's investment strategy; the complexity of the Advisers' dividend setting activity; and information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The trustees noted that their prior experience with NAM and Spectrum (including an on-site visit to Spectrum in October, 2004), due to their service to other Nuveen Funds, had given the trustees a good understanding of the operations and capabilities of NAM and Spectrum.

     Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Fund is expected to bear, the trustees considered the Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable Funds. The trustees also considered the ratio of NAM's fees to their costs and the amount of its profit in relation to the nature and quality of services rendered to determine whether its compensation is fair and reasonable. The trustees also looked at NAM's expense allocation methodology. In evaluating the reasonableness of NAM's and Spectrum's compensation, the trustees considered the following information, among other things: (a) statements of NAM's revenues, costs, and profits from furnishing services to other Nuveen Funds; (b) the nature and amount of any indirect benefits NAM and Spectrum and their affiliates are expected to receive that are directly attributable to their management of the Fund, if any; (c) the nature of any benefits (such as research) the Advisers may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers and the profit margins of those advisers; and (e) data with respect to the expected expense ratios of the Fund and comparable investment companies.

     In addition, the trustees reviewed the fee levels of separately managed accounts advised by Spectrum. The trustees also considered NAM's and Spectrum's commitment to waive fees as set forth in the prospectus.

     Economies of Scale. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees. In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Nuveen Funds' assets grow. Accordingly, to help ensure that all Nuveen Fund shareholders share in these benefits, the trustees approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of NAM as asset levels grow, and the Nuveen Funds covered by the arrangement. The trustees also considered the impact, if any, that the complex-wide fee arrangement may have on the level of services provided.

     The trustees did not identify any single factor discussed above as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that NAM and Spectrum's fees are reasonable in light of the services provided to the Fund and that the NAM investment advisory agreement and the Spectrum sub-advisory agreement should be approved.

     The Fund, NAM, Nuveen, Spectrum, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Spectrum can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Spectrum in accordance with Spectrum's proxy voting procedures (the "Voting Policy").

     The Fund has granted to Spectrum the authority to vote proxies on its behalf. Spectrum's Voting Policy provides as follows:

    .Spectrum's policy concerning voting proxies in respect of a client's securities is (1) to vote in the client's long-term best economic interest, (2) to act solely in the interest of the client in providing for ultimate long-term shareholder value, and (3) to act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

    .Spectrum classifies proxy voting issues into three broad categories:
            Routine Administrative Items, Special Interest Issues and Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

    .When Spectrum is to vote a proxy while having a conflict between its interest or the interest of an affiliated person of Spectrum and a client, Spectrum will obtain the review of its Chief Compliance Officer before casting such vote in a manner that is contrary to both (1) the pre-determined policy and (2) the recommendation of Institutional Shareholder Services, Inc.

The Voting Policy addresses how Spectrum will vote proxies in the categories listed above as follows.

    .Routine Administrative Items. Spectrum is willing to defer to management on
     ----------------------------
            matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

    .Special Interest Issues: In general, Spectrum will abstain from voting on
     -----------------------
            shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

    .Issues Having the Potential for Significant Economic Impact. Spectrum is
     -----------------------------------------------------------
            not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors, supermajority provisions, business combinations and restructurings and executive and director compensation.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, Spectrum, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Spectrum except in compliance with the 1940 Act.

     It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by Middle Market Banking Companies through Sandler, a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will be either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund.

     Spectrum seeks to obtain best execution of client transactions. Spectrum considers best execution to mean execution of transactions for clients in such a manner that the clients' total brokerage cost is the most favorable under the circumstances, taking into consideration not only the available prices and rates of brokerage commissions, but also other relevant factors. Those factors include, but are not limited to, competitiveness of price taking into account mark-ups and mark-downs, or spreads; quality of execution (accurate and timely execution, clearance and cooperation in resolving errors and disputes); the nature of the security or instrument being traded and the availability of market makers; confidentiality of trading activity, particularly in less liquid sections; ability to settle trades and willingness and ability to execute large or difficult transactions; and reputation, financial strength and stability as evaluated by Spectrum.

     Spectrum may act as broker for the Fund in connection with the purchase or sale of Preferred Stock or other preferred securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NAM and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

     The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. Although this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgement of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which they would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

     Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner that it deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

                                  DISTRIBUTIONS


     Commencing with the first dividend, the Fund intends to make regular monthly distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income and net short-term capital gains after paying any accrued dividends to FundPreferred shareholders, if any, and any interest and required principal payments on Borrowings, if any. A significant portion of the Fund's distributed income is expected to consist of tax-advantaged dividends. A portion of the Fund's distributed income also may be fully taxable. Distributions cannot be assured and the amount of each monthly distribution may vary depending on a number of factors, including the net earnings on the Fund's portfolio investments, the rate at which such net earnings change as a result of changes in short-term market interest rates, the rate at which dividends are payable on FundPreferred shares or interest is payable on Borrowings, and the rate at which such FundPreferred share dividend or Borrowing interest rates change. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day. The Fund expects that, over time, all the net investment income and net short-term capital gains of the Fund will be distributed. At least annually, the Fund also intends to distribute net long-term capital gains, if any, after paying any accrued dividends or making interest and required principal payments on Borrowings, if any, and any redemption or liquidation payments to FundPreferred shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains and the amount of the expenses and dividend and interest rates on outstanding FundPreferred shares and Borrowings.

     The Fund intends to initially distribute less than the entire amount of net investment income and net short-term capital gains earned in a particular period. The undistributed net investment income and net short-term capital gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income and net short-term capital gains actually earned by the Fund during the period. Undistributed net investment income and net short-term capital gains will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income and net short-term capital gains will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "Use of Leverage."


                              DESCRIPTION OF SHARES

COMMON SHARES

       The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any distributions from the Fund unless accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "FundPreferred Shares" below.

         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.



         Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, intends to have a leveraged capital structure. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the amount of sales load and offering expenses payable by the Fund (including the fund structuring fee and the partial reimbursement of certain underwriting expenses). Nuveen has agreed to pay (i) all organizational expenses and (ii) its Common Share offering costs (other than the sales load and the fund structuring fee) that exceed $0.03 per Common Share. See "Use of Proceeds" in the Fund's Prospectus. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."


LEVERAGE

     Following the completion of this offering, the Fund intends to seek to increase Common Share net income by issuing FundPreferred shares and/or Borrowings and investing the proceeds in the manner described herein. The Fund's Board of Trustees has authorized an offering of FundPreferred shares representing up to approximately 33% of the Fund's Managed Assets that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. The amount of outstanding FundPreferred shares may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Unless and until the Fund uses leverage, this section will not apply.


     Because adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

FUNDPREFERRED SHARES

          The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

          The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing up to approximately 33% of the Fund's Managed Assets) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue FundPreferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. The Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidaton preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in the Prospectus, the liquidation value of the FundPreferred shares is expected to be up to approximately 33% of the value of the Fund's total net assets.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

         Voting Rights. FundPreferred shares are required to be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees will be elected by common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of FundPreferred shares by the Fund will increase such leverage.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of the FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

BORROWINGS

         The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund. Certain types of borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more ratings agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. If the Fund were to convert to an open-end investment company, it is likely that a significant percentage of the Fund's Managed Assets (particularly those assets invested in Preferred Stock issued by Middle Market Banking Companies) may need to be sold and replaced with investments that were deemed to be liquid. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership," as defined under the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed below (See "The Jobs and Growth Tax Relief Reconciliation Act of 2003") in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

DISTRIBUTIONS


     Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's current and accumulated earnings and profits, except as described below with respect to "qualified dividend income."

     Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. To the extent a portion of the Fund's income consists of dividends paid by domestic corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate "dividends received deduction." The "dividends received deduction" generally allows corporations to deduct from their income 70% of dividends received.

     The IRS's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Common Shares sold and the amount received, which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

     The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

          The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

          The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the IRS.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding" above. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" of a noncorporate investor. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.


     In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares will consist solely of tax-advantaged dividends.


     The Fund may invest in convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

     Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS


The Financial Statements of the Fund as of March 11, 2005, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.


                           CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholder of
Nuveen Tax-Advantaged Floating Rate Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") as of March 11, 2005 and the related statement of operations for the period from December 29, 2004 (date of organization) through March 11, 2005. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at March 11, 2005, and the results of its operations for the period from December 29, 2004 (date of organization) through March 11, 2005 in conformity with U.S. generally accepted accounting principles.



                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
March 11, 2005

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND
                              FINANCIAL STATEMENTS


                       Statement of Assets and Liabilities


                                 March 11, 2005



Assets:
    Cash................................................................. $  100,275
    Offering costs.......................................................    900,000
    Fund structuring fee.................................................  1,350,000
    Receivable from Adviser..............................................     13,500
                                                                          ----------
       Total assets......................................................  2,363,775
                                                                          ----------

Liabilities:
    Accrued offering costs...............................................    900,000
    Accrued Fund structuring fee.........................................  1,350,000
    Payable for organization costs.......................................     13,500
                                                                          ----------
       Total liabilities.................................................  2,263,500
                                                                          ----------
Net assets .............................................................. $  100,275
                                                                          ==========

Net asset value per Common Share outstanding ($100,275 divided
    by 7,000 Common Shares outstanding).................................. $   14.325
                                                                          ==========
Net Assets Represent:
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding.............................. $       70
    Paid-in surplus......................................................    100,205
                                                                          ----------
                                                                          $  100,275
                                                                          ==========

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND


                             Statement of Operations


     Period from December 29, 2004 (date of organization) through March 11, 2005


Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................   13,500
   Expense reimbursement.............................................  (13,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization


The Fund was organized as a Massachusetts business trust on December 29, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Asset Management, the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common Share offering costs (other than the sales load and the Fund structuring fee) that exceed $.03 per Common Share.

The Fund seeks to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.


Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles which require the use of management estimates.


Actual results may differ from those estimates.


The Fund's share of Common Share offering costs and the Fund structuring fee will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

If the Fund offers FundPreferred Shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in surplus.


Note 3: Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:


Fund-Level Average Daily Managed Assets            Fund-Level Fee Rate
---------------------------------------            -------------------
Up to $500 million .............................         0.7000%
$500 million to $1 billion .....................         0.6750%
$1 billion to $1.5 billion .....................         0.6500%
$1.5 billion to $2 billion .....................         0.6250%
$2 billion and over ............................         0.6000%


Complex-Level Fee. The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

Complex-Level Assets(1)                           Complex-Level Fee Rate
-----------------------                           ----------------------
For the first $55 billion ......................          .2000%
For the next $1 billion ........................          .1800
For the next $1 billion ........................          .1600
For the next $3 billion ........................          .1425
For the next $3 billion ........................          .1325
For the next $3 billion ........................          .1250
For the next $5 billion ........................          .1200
For the next $5 billion ........................          .1175
For the next $15 billion .......................          .1150
For Managed Assets over $91 billion(2) .........          .1400

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets for the first five full years of the Fund's operations, 0.22% in year 6, 0.14% in year 7 and 0.07% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.


Note 4: Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arears on dividends or sinking fund payments, but that is currently paying.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-).

                  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  r

                  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

                  N.R.

                  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Short-Term Issue Credit Ratings

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                   Nuveen Tax-Advantaged Floating Rate Fund

                                       Common Shares
                            ----------

                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                         , 2005
                                  -------

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:


     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed with this Pre-effective Amendment to the Registration Statement.


     2.  Exhibits:


a.1 Declaration of Trust dated December 29, 2004. Filed on January 25, 2005 as exhibit a.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

a.2 Amended and Restated Declaration of Trust dated as of January 13, 2005. Filed on January 25, 2005 as exhibit a.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

b. By-laws of Registrant. Filed on January 25, 2005 as exhibit b to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

c.   None.

d.   Not Applicable.


e.   Terms and Conditions of the Dividend Reinvestment Plan.


f.   None.


g.1 Investment Management Agreement between Registrant and Nuveen Asset Management dated February 24, 2005. Filed on March 3, 2005 as exhibit g.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*


g.2 Investment Sub-Advisory Agreement between Nuveen Asset Management, Inc. and Spectrum Asset Management, Inc. dated March 24, 2005.


h.1  Form of Underwriting Agreement.

h.2  Form of A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement.

h.3  Form of Nuveen Master Selected Dealer Agreement.

h.4  Form of A.G. Edwards & Sons, Inc. Master Agreement Among Underwriters.

h.5  Form of Dealer Letter Agreement.

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005. Filed on March 3, 2005 as exhibit j to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated February 24, 2005. Filed on March 3, 2005 as exhibit k.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*


k.3. Letter agreement among Sandler O'Neill & Partners L.P., Nuveen Investments LLC and Spectrum Asset Management, Inc. dated January 25, 2004.


k.4 Form of Structuring Fee Agreement between Registrant and A.G. Edwards & Sons, Inc.

l.1 Opinion and consent of Bell, Boyd & Lloyd LLC. Filed on March 3, 2005 as exhibit l.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*



l.2 Opinion and consent of Bingham McCutchen LLP. Filed on March 3, 2005 as exhibit l.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*


1.3  Consent of Bell, Boyd & Lloyd LLC.


1.4  Consent of Bingham McCutchen LLP.


m.   None.


n.   Consent of Ernst & Young, LLP.


o.   None.


p.   Subscription Agreement of Nuveen Asset Management dated March 11, 2005.


q.   None.


r.1 Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management. Filed on March 3, 2005 as exhibit r.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*


r.2  Code of Ethics of Spectrum Asset Management, Inc.


s.   Powers of Attorney.
-------------

*  Previously filed.

Item 25: Marketing Arrangements


Sections 3, 5 and 6(n) of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.


See the Introductory Paragraph and Sections 2 and 3(d) of the Form of A.G. Edwards & Sons Inc. Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit
h.3 to this Registration Statement.



See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of A.G. Edwards & Sons Inc. Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.


See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution


     Securities and Exchange Commission fees                             26,483
     National Association of Securities Dealers, Inc. fees               23,000
     Printing and engraving expenses                                    560,000
     Legal Fees                                                         260,000
     Exchange listing fees                                               30,000
     Blue Sky filing fees and expenses                                    3,000
     Fund Structuring Fee                                               675,000
     Underwriters reimbursement                                          52,500
     Miscellaneous expenses                                              20,017
                                                                      ---------
          Total                                                       1,650,000
                                                                      =========

------------



* Nuveen Asset Management and Spectrum Asset Management, Inc. have contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations, .22% of average daily Managed Assets in year six, .14% in year seven and .07% in year eight. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.64% of average daily net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) its Common Share offering costs (other than sales load and the fund structuring fee) that exceed $0.03 per Common Share (0.20% of offering price).




Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities




      At March 25, 2005


                                                            Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                          1



Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.


Section 9 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the to be parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser


     Nuveen Asset Management ("NAM") serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III.

     NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

                                                  Other Business Profession, Vocation or
Name and Position with NAM                           Employment During Past Two Years
--------------------------                        --------------------------------------
John P. Amboian, President and Director.......  President and Director of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Asset Management,
                                                Rittenhouse Asset Management, Inc., Nuveen Investments
                                                Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire, Senior Vice President and
Secretary.....................................  Senior Vice President, Secretary and General Counsel of Nuveen
                                                Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management,
                                                Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings,
                                                Inc.; Senior Vice President and Secretary of Nuveen Investments Advisors Inc.;
                                                Assistant Secretary of NWQ Investment Management Company, LLC and
                                                Secretary of Symphony Asset Management, LLC.


Mary E. Keefe, Managing Director and Chief
Compliance Officer............................  Managing Director and Chief Compliance Officer (since 2004) of Nuveen
                                                Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
                                                Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and
                                                Rittenhouse Asset Management, Inc.; formerly, Head of Global Compliance
                                                (January 2004 - May 2004) Citadel Investment Group; Director, Midwest Regional
                                                Office (1994 - 2003) United States Securities and Exchange Commission.



Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance of Nuveen Investments, Inc.,
                                                Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management,
                                                Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

     Spectrum Asset Management, Inc. currently serves as the Fund's subadviser. The address for Spectrum Asset Management, Inc. is 2 High Ridge Park, Stamford, Connecticut 06905. See "Investment Advisers" in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Spectrum, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                  Other Business, Profession, Vocation or Employment
Name and Position with Spectrum                                  During Past Two Years
-------------------------------                   ---------------------------------------------------
Bernard M. Sussman, Executive Director,
Co-Chief Executive Officer and
Chief Investment Officer .....................    Executive Director, Co-Chief Executive Officer and
                                                  Chief Investment Officer of Spectrum Asset Management,
                                                  Inc.; Chairman of Spectrum Asset Management, Inc.
                                                  Investment Committee.

Mark. A. Lieb, Executive Director,
Co-Chief Executive Officer and
Chief Financial Officer ......................    Executive Director, Co-Chief Executive Officer and
                                                  Chief Financial Officer for Spectrum Asset Management,
                                                  Inc.; Member of Spectrum Asset Management, Inc.
                                                  Investment Committee.

L. Phillip Jacoby, IV, Senior Vice President
and Portfolio Manager ........................    Senior Vice President and Portfolio Manager of Spectrum
                                                  Asset Management, Inc.; Member of Spectrum Asset
                                                  Management, Inc. Investment Committee.

Lisa D. Crossley, Vice President and
Chief Compliance Officer .....................    Vice President and Chief Compliance Officer
                                                  of Spectrum Asset Management, Inc.(since July, 2004),
                                                  Vice President and Director of Compliance,
                                                  Nuveen Investments (December 1998 - June 2004).

Item 31: Location of Accounts and Records

     Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     Spectrum Asset Management, Inc., 2 High Ridge Park, Stamford, Connecticut, 06905, maintains certain of its advisory material.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management, Inc.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 25th day of March, 2005.






                            NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                            /s/ Jessica R. Droeger
                            ________________________________________
                            Jessica R. Droeger, Vice President and
                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                     Title                           Date
        ---------                     -----                           ----
/s/ Stephen D. Foy           Vice President and Controller        March 25, 2005
----------------------       (Principal Financial and
    Stephen D. Foy           Accounting Officer)


/s/ Gifford R. Zimmerman     Chief Administrative Officer         March 25, 2005
------------------------     (Principal Executive Officer)
    Gifford R. Zimmerman


Timothy R. Schwertfeger*     Chairman of the Board and      By: /s/ Jessica R. Droeger
                             Trustee                            ------------------------
                                                                    Jessica R. Droeger
                                                                    Attorney-In-Fact
                                                                    March 25, 2005


Robert P. Bremner*           Trustee

Lawrence H. Brown*           Trustee

Jack B. Evans*               Trustee

William C. Hunter*           Trustee

David J. Kundert*            Trustee

William J. Schneider*        Trustee

Judith M. Stockdale*         Trustee

Eugene S. Sunshine*          Trustee




     *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

                                INDEX TO EXHIBITS


a.1  Declaration of Trust dated December 29, 2004.*

a.2  Amended and Restated Declaration of Trust dated as of January 13, 2005.*

b.   By-laws of Registrant.*

c.   None.
d.   Not Applicable.


e.   Terms and Conditions of the Dividend Reinvestment Plan.


f.   None.




g.1 Investment Management Agreement between Registrant and Nuveen Asset Management dated February 24 2005.*

g.2 Investment Sub-Advisory Agreement between Nuveen Asset Management, Inc. and Spectrum Asset Management, Inc. dated March 24, 2005.

h.1  Form of Underwriting Agreement.

h.2  Form of A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement.

h.3  Form of Nuveen Master Selected Dealer Agreement.

h.4  Form of A.G. Edwards & Sons, Inc. Master Agreement Among Underwriters.

h.5  Form of Dealer Letter Agreement.

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*
k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.
k.2 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated February 24, 2005.*


k.3 Letter agreement among Sandler O'Neill & Partners L.P., Nuveen Investments LLC and Spectrum Asset Management, Inc. dated January 25, 2004.

k.4 Form of Structuring Fee Agreement between Registrant and A.G. Edwards & Sons, Inc.


l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*


l.2  Opinion and consent of Bingham McCutchen LLP.*


1.3  Consent of Bell, Boyd & Lloyd LLC.

1.4  Consent of Bingham McCutchen LLP.



m.   None.




n.   Consent of Ernst & Young, LLP.




o.   None.


p.   Subscription Agreement of Nuveen Asset Management dated March 11, 2005.


q.   None.

r.1  Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset
     Management.*

r.2  Code of Ethics of Spectrum Asset Management, Inc.


s.   Powers of Attorney.


------------------
*     Previously filed.